Annual Report as of February 28, 2002

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $100 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 130 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2002.

Evergreen Funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

Letter to Shareholders
April 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the annual report for the Evergreen Institutional Money Market Funds, which covers the 12-month period ended February 28, 2002.

Market uncertainty continues

An environment characterized by low and declining inflation, a recessionary economy, and accommodative Federal Reserve policy moved short-term interest rates to their lowest level in almost 30 years. With the U.S. economy in a recessionary slowdown after almost a decade of uninterrupted growth, the Federal Reserve initiated a policy of monetary stimulation that resulted in 11 interest rate cuts over a 12-month period. This included the meaningful additions to market liquidity that were appropriate and necessary subsequent to the events of September 11. With an absence of inflation, the Fed’s support was both timely and appropriate.

Besides consistently lower rates, short-term fixed income managers needed to pay heightened attention to the credit environment as the slowing economy and corporate reporting standards required increased focus on cash flows and capital market funding programs. Our meaningful commitment to credit research has helped us meet this growing challenge.

In conjunction with evidence of resurging economic growth, the Federal Reserve moved to a neutral bias at the March FOMC (Federal Open Market Committee) meeting. Short-term rates have moved up from their lows and speculation now centers around when, and how far, the Federal Reserve will go when it actually begins to raise rates, arguably in the not too distant future. We believe we are in position to take advantage of higher rates as they occur, which may enable us to perform well going forward.

Diversification Remains Important

An environment like the past 12 months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives. Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds, including our quarterly online shareholder newsletter, Evergreen Events.

Thank you for your continuing support of Evergreen Investments.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Cash Management Money Market Fund
Fund at a Glance as of February 28, 2002

Portfolio Management

J. Kellie Allen Tenure: March 2001	Bryan K. White, CFA Tenure: March 2001

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/1/2001	Institutional Shares (Class I)	Administrative Shares (Class AD)	Investor Shares (Class IN)	Institutional Service Shares (Class IS)	Participant Shares (Class P)	Reserve Shares (Class RV)	Resource Shares (Class RC)	Lipper Institutional Money Markets Average	90-Day Treasury Bill
Class Inception Date	3/1/2001	3/1/2001	3/1/2001	3/1/2001	3/1/2001	3/1/2001	3/26/2001

Average Annual Total Returns

1 year	3.38%	3.33%	3.28%	3.13%	2.87%	2.72%	2.62%	3.28%	2.85%

7-day annualized yield	1.94%	1.89%	1.84%	1.69%	1.44%	1.29%	1.14%	n/a	n/a

30-day annualized yield	1.91%	1.86%	1.81%	1.66%	1.41%	1.26%	1.11%	n/a	n/a

12-month income distributions per share*	$0.033	$0.033	$0.032	$0.031	$0.028	$0.027	$0.022	n/a	n/a

* The distributions for Class RC are for the period from its inception on March 26, 2001, through February 28, 2002.

Portfolio Composition
(based on 2/28/2002 portfolio assets)

Corporate Bonds	40.2%

Commercial Paper	37.4%

Certificates of Deposit	17.3%

Funding Agreements	2.6%

U.S. Government & Agency Obligations	2.5%

7-DAY ANNUALIZED YIELD

Total Net Assets:$577,768,821
Average Maturity:54 days

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class RC shares prior to its inception is based on the performance of the fund’s Class I shares, one of the original classes offered. The historical return for Class RC has not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs 12b-1 fees of 0.05% for Class AD, 0.10% for Class IN, 0.25% for Class IS, 0.50% for Class P, 0.65% for Class RV and 0.80% for Class RC. Class I shares do not pay 12b-1 fees. If this fee had been reflected, the return for Class RC would be lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

All classes of the fund are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

U.S. Government guarantees apply only to certain underlying securities of the fund’s portfolio and not to the fund’s shares.

The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

The yield will fluctuate, and there can be no guarantee that the fund will achieve its objective.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All data is as of February 28, 2002, and subject to change.

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Fund at a Glance as of February 28, 2002

Portfolio Management

J. Kellie Allen Tenure: November 1996	Bryan K. White, CFA Tenure: November 1996

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/1/2001	Institutional Shares (Class I)	Administrative Shares (Class AD)	Investor Shares (Class IN)	Institutional Service Shares (Class IS)	Participant Shares (Class P)	Reserve Shares (Class RV)	Resource Shares (Class RC)	Lipper Institutional Money Markets Average	90-Day Treasury Bill
Class Inception Date	11/19/1996	5/1/2001	5/1/2001	11/26/1996	5/1/2001	5/1/2001	5/1/2001

Average Annual Total Returns

1 year	3.58%	3.54%	3.50%	3.32%	3.15%	3.02%	2.90%	3.28%	2.85%

5 years	5.33%	5.32%	5.32%	5.07%	5.25%	5.22%	5.19%	4.85%	4.72%

Since Portfolio Inception	5.36%	5.35%	5.34%	5.09%	5.27%	5.25%	5.22%	5.04%	4.74%

7-day annualized yield	2.02%	1.97%	1.92%	1.77%	1.52%	1.37%	1.22%	n/a	n/a

30-day annualized yield	2.01%	1.96%	1.91%	1.76%	1.51%	1.36%	1.21%	n/a	n/a

12-month income distributions per share*	$0.035	$0.026	$0.026	$0.033	$0.022	$0.021	$0.020	n/a	n/a

* The distributions for Classes AD, IN, P, RV and RC are for the period from their inception on May 1, 2001, through February 28, 2002.

Portfolio Composition
(based on 2/28/2002 portfolio assets)

Commercial Paper	66.9%

Corporate Bonds	29.9%

U.S. Government & Agency Obligations	0.7%

Funding Agreements	0.7%

Mutual Fund Shares	1.7%

Municipal Obligations	0.1%

7-DAY ANNUALIZED YIELD

Total Net Assets: $15,544,404,416
Average Maturity: 64 days

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes AD, IN, P, RV and RC shares prior to their inception is based on the performance of the fund’s Class I shares, the original class offered. The historical returns have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.05% for Class AD, 0.10% for Class IN, 0.25% for Class IS, 0.50% for Class P, 0.65% for Class RV and 0.80% for Class RC. Class I shares do not pay a 12b-1 fee. If these fees had been reflected, returns would be lower. Returns reflect expense limits previously in effect for all classes, without which returns would be lower.

All classes of the fund are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

U.S. government guarantees apply only to certain underlying securities of the fund’s portfolio and not to the fund’s shares.

The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

The yield will fluctuate, and there can be no guarantee that the fund will achieve its objective.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All data is as of February 28, 2002, and subject to change.

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund)
Fund at a Glance as of February 28, 2002

Portfolio Management

Mathew W. Kiselak
Tenure: November 2001

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/1/2001	Institutional Shares (Class I)	Administrative Shares (Class AD)	Investor Shares (Class IN)	Institutional Service Shares (Class IS)	Participant Shares (Class P)	Reserve Shares (Class RV)	Resource Shares (Class RC)	Lipper Institutional Tax-Exempt Money Markets Average	90-Day Treasury Bill
Class Inception Date	11/20/1996	5/1/2001	5/1/2001	11/25/1996	5/1/2001	5/1/2001	5/1/2001

Average Annual Total Returns

1 year	2.54%	2.50%	2.46%	2.29%	2.12%	1.99%	1.86%	3.28%	2.85%

5 years	3.51%	3.50%	3.49%	3.25%	3.42%	3.40%	3.37%	5.05%	4.72%

Since Portfolio Inception	3.51%	3.50%	3.49%	3.25%	3.43%	3.40%	3.38%	3.10%	4.74%

7-day annualized yield	1.39%	1.34%	1.29%	1.14%	0.89%	0.74%	0.59%	n/a	n/a

30-day annualized yield	1.41%	1.36%	1.31%	1.16%	0.91%	0.76%	0.61%	n/a	n/a

12-month income distributions per share*	$0.025	$0.018	$0.018	$0.023	$0.015	$0.013	$0.012	n/a	n/a

*The distributions for Classes AD, IN, P, RV and RC are for the period from their inception on May 1, 2001, through February 28, 2002.

Portfolio Composition
(based on 2/28/2002 portfolio assets)

VRDNs	92.9%

Commercial Paper	4.4%

Mutual Fund Shares	2.7%

7-DAY ANNUALIZED YIELD

Total Net Assets: $2,250,088,825
Average Maturity: 7 days

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes AD, IN, P, RV and RC shares prior to their inception is based on the performance of the fund’s Class I shares, the original class offered. The historical returns have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.05% for Class AD, 0.10% for Class IN, 0.25% for Class IS, 0.50% for Class P, 0.65% for Class RV and 0.80% for Class RC. Class I shares do not pay a 12b-1 fee. If these fees had been reflected, returns would be lower. Returns reflect expense limits previously in effect for all classes, without which returns would be lower.

All classes of the fund are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

U.S. government guarantees apply only to certain underlying securities of the fund’s portfolio and not to the fund’s shares.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All data is as of February 28, 2002, and subject to change.

EVERGREEN
Institutional Treasury Money Market Fund
(formerly, Evergreen Select Treasury Money Market Fund)
Fund at a Glance as of February 28, 2002

Portfolio Management

J. Kellie Allen Tenure: November 1996	Bryan K. White, CFA Tenure: November 1996

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/1/2001	Institutional Shares (Class I)	Administrative Shares (Class AD)	Investor Shares (Class IN)	Institutional Service Shares (Class IS)	Participant Shares (Class P)	Reserve Shares (Class RV)	Resource Shares (Class RC)	Lipper Institutional U.S. Treasury Money Markets Average	90-Day Treasury Bill
Class Inception Date	11/20/1996	5/1/2001	5/1/2001	11/27/1996	5/1/2001	5/1/2001	5/1/2001

Average Annual Total Returns

1 year	3.21%	3.17%	3.12%	2.95%	2.78%	2.66%	2.53%	2.70%	2.85%

5 years	5.03%	5.02%	5.01%	4.77%	4.95%	4.92%	4.89%	4.42%	4.72%

Since Portfolio Inception	5.06%	5.05%	5.04%	4.80%	4.98%	4.95%	4.93%	4.76%	4.74%

7-day annualized yield	1.84%	1.79%	1.74%	1.59%	1.34%	1.19%	1.04%	n/a	n/a

30-day annualized yield	1.85%	1.80%	1.75%	1.60%	1.35%	1.20%	1.05%	n/a	n/a

12-month income distributions per share*	$0.032	$0.023	$0.023	$0.029	$0.019	$0.018	$0.017	n/a	n/a

*The distributions for Classes AD, IN, P, RV and RC are for the period from their inception on May 1, 2001, through February 28, 2002.

Portfolio Composition
(based on 2/28/2002 portfolio assets)

Repurchase Agreements	80.1%

U.S. Treasury Obligations	19.9%

7-DAY ANNUALIZED YIELD

Total Net Assets: $4,728,695,091
Average Maturity: 40 days

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes AD, IN, P, RV and RC shares prior to their inception is based on the performance of the fund’s Class I shares, the original class offered. The historical returns have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.05% for Class AD, 0.10% for Class IN, 0.25% for Class IS, 0.50% for Class P, 0.65% for Class RV and 0.80% for Class RC. Class I shares do not pay a 12b-1 fee. If these fees had been reflected, returns would be lower. Returns reflect expense limits previously in effect for all classes, without which returns would be lower.

All classes of the fund are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

U.S. government guarantees apply only to certain underlying securities of the fund’s portfolio and not to the fund’s shares.

The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

The yield will fluctuate, and there can be no guarantee that the fund will achieve its objective.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All data is as of February 28, 2002, and subject to change.

EVERGREEN
Institutional U.S. Government Money Market Fund
(formerly, Evergreen Select U.S. Government Money Market Fund)
Fund at a Glance as of February 28, 2002

Portfolio Management

J. Kellie Allen Tenure: October 1999	Bryan K. White, CFA Tenure: October 1999

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/1/2001	Institutional Shares (Class I)	Administrative Shares (Class AD)	Investor Shares (Class IN)	Institutional Service Shares (Class IS)	Participant Shares (Class P)	Reserve Shares (Class RV)	Resource Shares (Class RC)	Lipper Institutional U.S. Government Money Markets Average	90-Day Treasury Bill
Class Inception Date	10/1/1999	5/1/2001	5/1/2001	10/1/1999	5/1/2001	5/1/2001	5/1/2001

Average Annual Total Returns

1 year	3.26%	3.22%	3.17%	3.00%	2.83%	2.70%	2.58%	3.19%	2.85%

Since Portfolio Inception	4.89%	4.88%	4.86%	4.63%	4.71%	4.66%	4.61%	4.73%	4.52%

7-day annualized yield	1.77%	1.72%	1.67%	1.51%	1.27%	1.12%	0.97%	n/a	n/a

30-day annualized yield	1.79%	1.74%	1.69%	1.54%	1.29%	1.14%	0.99%	n/a	n/a

12-month income distributions per share*	$0.032	$0.024	$0.023	$0.030	$0.020	$0.019	$0.017	n/a	n/a

*The distributions for Classes AD, IN, P, RV and RC are for the period from their inception on May 1, 2001, through February 28, 2002.

Portfolio Composition
(based on 2/28/2002 portfolio assets)

U.S. Government & Agency Obligations	62.0%

Repurchase Agreements	38.0%

7-DAY ANNUALIZED YIELD

Total Net Assets: $1,022,149,452
Average Maturity: 37 days

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes AD, IN, P, RV and RC shares prior to their inception is based on the performance of the fund’s Class I shares, the original class offered. The historical returns have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.05% for Class AD, 0.10% for Class IN, 0.25% for Class IS, 0.50% for Class P, 0.65% for Class RV and 0.80% for Class RC. Class I shares do not pay a 12b-1 fee. If these fees had been reflected, returns would be lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

All classes of the fund are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

U.S. government guarantees apply only to certain underlying securities of the fund’s portfolio and not to the fund’s shares.

The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

The yield will fluctuate, and there can be no guarantee that the fund will achieve its objective.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All data is as of February 28, 2002, and subject to change.

EVERGREEN
Institutional 100% Treasury Money Market Fund
(formerly, Evergreen Select 100% Treasury Money Market Fund)
Fund at a Glance as of February 28, 2002

Portfolio Management

J. Kellie Allen Tenure: December 1997	Bryan K. White, CFA Tenure: December 1997

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/8/1997	Institutional Shares (Class I)	Institutional Service Shares (Class IS)	Lipper Institutional U.S. Treasury Money Markets Average	90-Day Treasury Bill
Class Inception Date	12/8/1997	12/23/1997

Average Annual Total Returns

1 year	3.28%	3.02%	3.04%	2.85%

Since Portfolio Inception	4.77%	4.51%	4.65%	4.63%

7-day annualized yield	1.73%	1.48%	n/a	n/a

30-day annualized yield	1.73%	1.48%	n/a	n/a

12-month income distributions per share	$0.032	$0.030	n/a	n/a

Portfolio Composition
(based on 2/28/2002 portfolio assets)

U.S. Treasury Bills	86.2%

U.S. Treasury Notes	13.8%

7-DAY ANNUALIZED YIELD

Total Net Assets: $628,316,303
Average Maturity: 58 days

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund incurs 12b-1 expenses of 0.25% for Class IS. Class I does not pay a 12b-1 fee. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

All classes of the fund are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

U.S. government guarantees apply only to certain underlying securities of the fund’s portfolio and not to the fund’s shares.

The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

The yield will fluctuate, and there can be no guarantee that the fund will achieve its objective.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All data is as of February 28, 2002, and subject to change.

EVERGREEN
Cash Management Money Market Fund
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002

CLASS I

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.033

Distributions to shareholders from

Net investment income	(0.033)

Net asset value, end of period	$1.00

Total return	3.38%

Ratios and supplemental data

Net assets, end of period (thousands)	$268,158

Ratios to average net assets
Expenses‡	0.18%

Net investment income	3.12%

Year Ended February 28, 2002

CLASS AD

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.033

Distributions to shareholders from

Net investment income	(0.033)

Net asset value, end of period	$1.00

Total return	3.33%

Ratios and supplemental data

Net assets, end of period (thousands)	$1

Ratios to average net assets
Expenses‡	0.23%

Net investment income	2.91%

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Cash Management Money Market Fund
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002

CLASS IN

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.032

Distributions to shareholders from

Net investment income	(0.032)

Net asset value, end of period	$1.00

Total return	3.28%

Ratios and supplemental data

Net assets, end of period (thousands)	$15,581

Ratios to average net assets
Expenses‡	0.28%

Net investment income	3.15%

Year Ended February 28, 2002

CLASS IS

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.031

Distributions to shareholders from

Net investment income	(0.031)

Net asset value, end of period	$1.00

Total return	3.13%

Ratios and supplemental data

Net assets, end of period (thousands)	$174,446

Ratios to average net assets
Expenses‡	0.43%

Net investment income	2.71%

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Cash Management Money Market Fund
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002

CLASS P

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.028

Distributions to shareholders from

Net investment income	(0.028)

Net asset value, end of period	$1.00

Total return	2.87%

Ratios and supplemental data

Net assets, end of period (thousands)	$55,602

Ratios to average net assets
Expenses‡	0.65%

Net investment income	2.86%

Year Ended February 28, 2002

CLASS RV

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.027

Distributions to shareholders from

Net investment income	(0.027)

Net asset value, end of period	$1.00

Total return	2.72%

Ratios and supplemental data

Net assets, end of period (thousands)	$14,176

Ratios to average net assets
Expenses‡	0.81%

Net investment income	2.54%

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Cash Management Money Market Fund
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002

CLASS RC

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.022

Distributions to shareholders from

Net investment income	(0.022)

Net asset value, end of period	$1.00

Total return	2.27%

Ratios and supplemental data

Net assets, end of period (thousands)	$49,805

Ratios to average net assets
Expenses‡	1.00%†

Net investment income	1.59%†

(a) For the period from March 26, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28,
	2002	2001	2000 (a)	1999	1998

CLASS I

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations

Net investment income	0.035	0.063	0.053	0.054	0.056

Distributions to shareholders from

Net investment income	(0.035)	(0.063)	(0.053)	(0.054)	(0.056)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	3.58%	6.50%	5.39%	5.53%	5.71%

Ratios and supplemental data

Net assets, end of period (thousands)	$11,290,424	$6,261,505	$3,848,005	$2,853,495	$1,051,741

Ratios to average net assets
Expenses‡	0.22%	0.21%	0.22%	0.21%	0.20%

Net investment income	3.35%	6.31%	5.25%	5.35%	5.60%

Year Ended February 28, 2002 (b)

CLASS AD

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.026

Distributions to shareholders from

Net investment income	(0.026)

Net asset value, end of period	$1.00

Total return	2.63%

Ratios and supplemental data

Net assets, end of period (thousands)	$25,635

Ratios to average net assets
Expenses‡	0.27%†

Net investment income	2.59%†

(a) Year ended February 29.
(b) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS IN

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.026

Distributions to shareholders from

Net investment income	(0.026)

Net asset value, end of period	$1.00

Total return	2.59%

Ratios and supplemental data

Net assets, end of period (thousands)	$123,849

Ratios to average net assets
Expenses‡	0.32%†

Net investment income	2.91%†

	Year Ended February 28,
	2002	2001	2000 (b)	1999	1998

CLASS IS

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations

Net investment income	0.033	0.061	0.050	0.051	0.053

Distributions to shareholders from

Net investment income	(0.033)	(0.061)	(0.050)	(0.051)	(0.053)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	3.32%	6.23%	5.13%	5.27%	5.45%

Ratios and supplemental data

Net assets, end of period (thousands)	$3,896,538	$3,258,376	$2,699,653	$2,242,693	$1,215,348

Ratios to average net assets
Expenses‡	0.47%	0.45%	0.47%	0.46%	0.45%

Net investment income	3.21%	6.05%	5.00%	5.12%	5.33%

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
(b) Year ended February 29.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS P

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.022

Distributions to shareholders from

Net investment income	(0.022)

Net asset value, end of period	$1.00

Total return	2.25%

Ratios and supplemental data

Net assets, end of period (thousands)	$155,419

Ratios to average net assets
Expenses‡	0.74%†

Net investment income	1.99%†

Year Ended February 28, 2002 (a)

CLASS RV

Net asset value, beginning of period	$1.00
Income from investment operations

Net investment income	0.021

Distributions to shareholders from

Net investment income	(0.021)

Net asset value, end of period	$1.00

Total return	2.12%

Ratios and supplemental data

Net assets, end of period (thousands)	$20,408

Ratios to average net assets
Expenses‡	0.87%†

Net investment income	2.35%†

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS RC

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.020

Distributions to shareholders from

Net investment income	(0.020)

Net asset value, end of period	$1.00

Total return	1.99%

Ratios and supplemental data

Net assets, end of period (thousands)	$32,130

Ratios to average net assets
Expenses‡	1.03%†

Net investment income	1.73%†

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28,
	2002	2001	2000 (a)	1999	1998

CLASS I

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations

Net investment income	0.025	0.042	0.035	0.035	0.036

Distributions to shareholders from

Net investment income	(0.025)	(0.042)	(0.035)	(0.035)	(0.036)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.54%	4.31%	3.51%	3.52%	3.67%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,625,943	$1,156,027	$937,122	$857,242	$441,988

Ratios to average net assets
Expenses‡	0.24%	0.21%	0.24%	0.18%	0.10%

Net investment income	2.45%	4.20%	3.42%	3.41%	3.63%

Year Ended February 28, 2002 (b)

CLASS AD

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.018

Distributions to shareholders from

Net investment income	(0.018)

Net asset value, end of period	$1.00

Total return	1.85%

Ratios and supplemental data

Net assets, end of period (thousands)	$17,554

Ratios to average net assets
Expenses‡	0.30%†

Net investment income	1.60%†

(a) Year ended February 29.
(b) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS IN

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.018

Distributions to shareholders from

Net investment income	(0.018)

Net asset value, end of period	$1.00

Total return	1.81%

Ratios and supplemental data

Net assets, end of period (thousands)	$6,240

Ratios to average net assets
Expenses‡	0.35%†

Net investment income	2.04%†

	Year Ended February 28,
	2002	2001	2000 (b)	1999	1998

CLASS IS

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations

Net investment income	0.023	0.040	0.032	0.032	0.034

Distributions to shareholders from

Net investment income	(0.023)	(0.040)	(0.032)	(0.032)	(0.034)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.29%	4.05%	3.26%	3.27%	3.41%

Ratios and supplemental data

Net assets, end of period (thousands)	$590,476	$452,310	$129,041	$144,002	$61,778

Ratios to average net assets
Expenses‡	0.49%	0.46%	0.48%	0.42%	0.35%

Net investment income	2.22%	3.92%	3.18%	3.17%	3.34%

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
(b) Year ended February 29.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS P

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.015

Distributions to shareholders from

Net investment income	(0.015)

Net asset value, end of period	$1.00

Total return	1.47%

Ratios and supplemental data

Net assets, end of period (thousands)	$9,874

Ratios to average net assets
Expenses‡	0.75%†

Net investment income	1.26%†

Year Ended February 28, 2002 (a)

CLASS RV

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.013

Distributions to shareholders from

Net investment income	(0.013)

Net asset value, end of period	$1.00

Total return	1.35%

Ratios and supplemental data

Net assets, end of period (thousands)	$1

Ratios to average net assets
Expenses‡	0.89%†

Net investment income	1.79%†

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS RC

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.012

Distributions to shareholders from

Net investment income	(0.012)

Net asset value, end of period	$1.00

Total return	1.22%

Ratios and supplemental data

Net assets, end of period (thousands)	$1

Ratios to average net assets
Expenses‡	1.04%†

Net investment income	1.67%†

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Treasury Money Market Fund
(formerly, Evergreen Select Treasury Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28,
	2002	2001	2000 (a)	1999	1998

CLASS I

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations

Net investment income	0.032	0.060	0.049	0.051	0.055

Distributions to shareholders from

Net investment income	(0.032)	(0.060)	(0.049)	(0.051)	(0.055)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	3.21%	6.19%	5.05%	5.24%	5.51%

Ratios and supplemental data

Net assets, end of period (thousands)	$2,439,209	$1,784,059	$1,685,986	$2,061,540	$1,256,701

Ratios to average net assets
Expenses‡	0.23%	0.19%	0.18%	0.21%	0.18%

Net investment income	3.12%	6.01%	4.92%	5.10%	5.42%

Year Ended February 28, 2002 (b)

CLASS AD

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.023

Distributions to shareholders from

Net investment income	(0.023)

Net asset value, end of period	$1.00

Total return	2.33%

Ratios and supplemental data

Net assets, end of period (thousands)	$4,771

Ratios to average net assets
Expenses‡	0.28%†

Net investment income	3.07%†

(a) Year ended February 29.
(b) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Treasury Money Market Fund
(formerly, Evergreen Select Treasury Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS IN

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.023

Distributions to shareholders from

Net investment income	(0.023)

Net asset value, end of period	$1.00

Total return	2.29%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,242

Ratios to average net assets
Expenses‡	0.34%†

Net investment income	3.02%†

	Year Ended February 28,
	2002	2001	2000 (b)	1999	1998

CLASS IS

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations

Net investment income	0.029	0.058	0.047	0.049	0.052

Distributions to shareholders from

Net investment income	(0.029)	(0.058)	(0.047)	(0.049)	(0.052)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.95%	5.93%	4.79%	4.97%	5.25%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,885,874	$1,550,308	$1,506,949	$1,471,842	$1,005,059

Ratios to average net assets
Expenses‡	0.48%	0.44%	0.43%	0.45%	0.43%

Net investment income	2.85%	5.77%	4.67%	4.81%	5.17%

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
(b) Year ended February 29.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Treasury Money Market Fund
(formerly, Evergreen Select Treasury Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS P

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.019

Distributions to shareholders from

Net investment income	(0.019)

Net asset value, end of period	$1.00

Total return	1.95%

Ratios and supplemental data

Net assets, end of period (thousands)	$264,724

Ratios to average net assets
Expenses‡	0.73%†

Net investment income	1.54%†

Year Ended February 28, 2002 (a)

CLASS RV

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.018

Distributions to shareholders from

Net investment income	(0.018)

Net asset value, end of period	$1.00

Total return	1.82%

Ratios and supplemental data

Net assets, end of period (thousands)	$90,601

Ratios to average net assets
Expenses‡	0.88%†

Net investment income	1.70%†

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Treasury Money Market Fund
(formerly, Evergreen Select Treasury Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS RC

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.017

Distributions to shareholders from

Net investment income	(0.017)

Net asset value, end of period	$1.00

Total return	1.69%

Ratios and supplemental data

Net assets, end of period (thousands)	$42,274

Ratios to average net assets
Expenses‡	1.03%†

Net investment income	1.50%†

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional U.S. Government Money Market Fund
(formerly, Evergreen Select U.S. Government Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28,
	2002	2001	2000 (a)

CLASS I

Net asset value, beginning of period	$1.00	$ 1.00	$ 1.00

Income from investment operations

Net investment income	0.032	0.061	0.022

Distributions to shareholders from

Net investment income	(0.032)	(0.061)	(0.022)

Net asset value, end of period	$1.00	$ 1.00	$ 1.00

Total return	3.26%	6.30%	2.23%

Ratios and supplemental data

Net assets, end of period (thousands)	$618,793	$ 391,051	$ 138,156

Ratios to average net assets
Expenses‡	0.20%	0.20%	0.20%†

Net investment income	3.04%	6.13%	5.47%†

Year Ended February 28, 2002 (b)

CLASS AD

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	$0.024

Distributions to shareholders from

Net investment income	(0.024)

Net asset value, end of period	$1.00

Total return	2.39%

Ratios and supplemental data

Net assets, end of period (thousands)	$1

Ratios to average net assets
Expenses‡	0.25%†

Net investment income	2.96%†

(a) For the period from October 1, 1999 (commencement of class operations) to February 29, 2000.
(b) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional U.S. Government Money Market Fund
(formerly, Evergreen Select U.S. Government Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS IN

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.023

Distributions to shareholders from

Net investment income	(0.023)

Net asset value, end of period	$1.00

Total return	2.35%

Ratios and supplemental data

Net assets, end of period (thousands)	$1

Ratios to average net assets
Expenses‡	0.30%†

Net investment income	2.90%†

	Year Ended February 28,
	2002	2001	2000 (b)

CLASS IS

Net asset value, beginning of period	$1.00	$1.00	$1.00

Income from investment operations

Net investment income	0.030	0.059	0.021

Distributions to shareholders from

Net investment income	(0.030)	(0.059)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00

Total return	3.00%	6.04%	2.11%

Ratios and supplemental data

Net assets, end of period (thousands)	$207,397	$ 127,569	$ 8

Ratios to average net assets
Expenses‡	0.45%	0.45%	0.48%†

Net investment income	2.94%	5.91%	4.59%†

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
(b) For the period from October 1, 1999 (commencement of class operations) to February 29, 2000.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional U.S. Government Money Market Fund
(formerly, Evergreen Select U.S. Government Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS P

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.020

Distributions to shareholders from

Net investment income	(0.020)

Net asset value, end of period	$1.00

Total return	2.01%

Ratios and supplemental data

Net assets, end of period (thousands)	$178,457

Ratios to average net assets
Expenses‡	0.70%†

Net investment income	1.66%†

Year Ended February 28, 2002 (a)

CLASS RV

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.019

Distributions to shareholders from

Net investment income	(0.019)

Net asset value, end of period	$1.00

Total return	1.88%

Ratios and supplemental data

Net assets, end of period (thousands)	$11,240

Ratios to average net assets
Expenses‡	0.85%†

Net investment income	2.18%†

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional U.S. Government Money Market Fund
(formerly, Evergreen Select U.S. Government Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

Year Ended February 28, 2002 (a)

CLASS RC

Net asset value, beginning of period	$1.00

Income from investment operations

Net investment income	0.017

Distributions to shareholders from

Net investment income	(0.017)

Net asset value, end of period	$1.00

Total return	1.76%

Ratios and supplemental data

Net assets, end of period (thousands)	$6,260

Ratios to average net assets
Expenses‡	1.00%†

Net investment income	1.87%†

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional 100% Treasury Money Market Fund
(formerly, Evergreen Select 100% Treasury Money Market Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28,
	2002	2001	2000 (a)	1999	1998 (b)

CLASS I

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations

Net investment income	0.032	0.058	0.047	0.048	0.012

Distributions to shareholders from

Net investment income	(0.032)	(0.058)	(0.047)	(0.048)	(0.012)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	3.28%	5.98%	4.85%	4.88%	1.18%

Ratios and supplemental data

Net assets, end of period (thousands)	$409,199	$239,204	$352,985	$546,122	$245,004

Ratios to average net assets
Expenses‡	0.13%	0.12%	0.11%	0.17%	0.20%†

Net investment income	3.05%	5.82%	4.72%	4.72%	5.18%†

	Year Ended February 28,
	2002	2001	2000 (a)	1999	1998 (c)

CLASS IS

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations

Net investment income	0.030	0.056	0.045	0.045	0.009

Distributions to shareholders from

Net investment income	(0.030)	(0.056)	(0.045)	(0.045)	(0.009)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	3.02%	5.71%	4.59%	4.62%	0.93%

Ratios and supplemental data

Net assets, end of period (thousands)	$219,117	$284,237	$178,432	$98,426	$5,497

Ratios to average net assets
Expenses‡	0.38%	0.37%	0.36%	0.40%	0.42%†

Net investment income	3.01%	5.60%	4.57%	4.41%	4.74%†

(a) Year ended February 29
(b) For the period from December 8, 1997 (commencement of class operations) to February 28, 1998.
(c) For the period from December 23, 1997 (commencement of class operations) to February 28, 1998.
† Annualized.
‡ Ratio of expenses to average net assets excludes expense reductions but includes fee waivers. .

See Combined Notes to Financial Statements.

EVERGREEN
Cash Management Money Market Fund
Schedule of Investments
February 28, 2002

	Principal Amount	Value

COMMERCIAL PAPER - 37.4%
Asset Backed - 17.3%
Alpine Securitization Corp., 1.81%, 3/8/2002	$ 25,000,000	$24,991,202
ASAP Funding, Ltd., 1.87%, 3/27/2002	25,000,000	24,966,236
Atlantic Asset Securitization Corp., 1.82%, 3/22/2002	25,000,000	24,973,458
Brahms Funding Corp., 1.85%, 3/27/2002	25,000,000	24,966,597
99,897,493
Brokers - 1.7%
Goldman Sachs Group, 2.55%, 3/21/2003	10,000,000	10,000,000
Diversified Financials - 18.4%
Compass Securities, 1.82%, 3/4/2002	25,000,000	24,996,208
Ivory Funding Corp., 1.85%, 3/5/2002	24,043,000	24,038,058
Lake Front Co., 1.85%, 3/20/2002	25,045,000	25,020,546
Tyco Capital Corp., 2.85%, VRDN	7,000,000	7,000,000
Verizon Global Funding, 1.83%, 3/19/2002	25,000,000	24,992,706
106,047,518
Total Commercial Paper		215,945,011
CORPORATE BONDS - 40.1%
Asset Backed - 8.7%
AARP, 2.00%, VRDN	15,000,000	15,000,000
Associates Corp., 6.38%, 7/15/2002	3,000,000	3,024,574
Beta Finance, Inc., 4.76%, 4/29/2002 144A	7,000,000	6,999,887
Florida Residential Property & Casualty, 7.25%, 7/1/2002 144A	5,000,000	5,051,669
National Bank Commerce Memphis, TN FRN, 1.85%, 3/18/2002	20,000,000	19,998,593
50,074,723
Brokers - 10.6%
Bear Stearns Co., Inc.:
2.61%, 2/28/2003	5,000,000	5,000,000
3.96%, 7/29/2002	5,000,000	5,000,000
6.50%, 8/1/2002	7,500,000	7,569,896
Lehman Brothers Holdings, Inc.:
2.24%, 3/7/2002	7,000,000	7,002,781
FRN, 2.38%, 3/4/2002	11,400,000	11,407,811
Ser. F, 6.38%, 5/7/2002	5,000,000	5,017,009
Merrill Lynch & Co., Inc.:
1.86%, 4/8/2002	15,000,000	15,000,000
4.29%, 6/10/2002	5,000,000	4,999,864
60,997,361
Diversified Financials - 19.3%
American Express Credit Corp. MTN, 1.83%, 3/19/2002	25,000,000	24,997,471
CCM Properties LLC, 2.00%, VRDN	900,000	900,000
CIT Group Holdings, Inc., 6.38%, 10/1/2002	4,035,000	4,129,071
CIT Group, Inc. MTN, 5.80%, 3/26/2002	14,000,000	14,037,026
First Chicago Corp., 8.88%, 3/15/2002	7,000,000	7,019,755
Hilander Finance LLC, 2.00%, VRDN	900,000	900,000

EVERGREEN
Cash Management Money Market Fund
Schedule of Investments (continued)
February 28, 2002

	Principal Amount	Value

CORPORATE BONDS - continued
Diversified Financials - continued
Household Finance Corp.:
7.63%, 1/15/2003	$ 1,305,000	$1,361,910
MTN, 2.35%, 3/26/2002	20,000,000	20,000,000
National City Bank, 2.04%, 5/13/2002	20,000,000	20,023,875
SF Tarns LLC, 1.94%, VRDN	17,780,000	17,780,000
Wells Fargo & Co., 6.50%, 9/3/2002	525,000	535,232
111,684,340
Health Care Providers & Services - 1.5%
Barton Healthcare LLC, 2.00%, VRDN	3,455,000	3,455,000
Massachusetts Nursing Homes, Ser. 1993, 2.00%, VRDN	5,415,000	5,415,000
8,870,000
Total Corporate Bonds		231,626,424
FUNDING AGREEMENTS - 2.6%
Transamerica Occidental, 2.03%, VRDN	15,000,000	15,000,000
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.5%
FHLMC, 2.50%, 12/12/2002	4,450,000	4,451,759
SLMA, 2.45%, 2/28/2003	10,000,000	10,000,000
Total U.S. Government & Agency Obligations		14,451,759
TIME DEPOSIT - 17.3%
State Street Bank Eurodollar Time Deposit, 1.82%, 3/1/2002	99,952,090	99,952,090
Total Investments - (cost $576,975,284) - 99.9%		576,975,284
Other Assets and Liabilities - 0.1%		793,537
Net Assets - 100.0%		$577,768,821

See Combined Notes to Schedules of Investments.

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

COMMERCIAL PAPER - 66.2%
Asset Backed - 61.9%
Abacas Investments LLC:
3.74%, VRDN	$ 45,000,000	$45,000,000
3.75%, 10/10/2002	45,000,000	45,000,000
3.96%, VRDN	60,000,000	60,000,000
4.36%, VRDN	100,000,000	100,000,000
4.74%, VRDN	40,000,000	40,000,000
4.80%, VRDN	50,000,000	50,000,000
AllState Funding Corp., 2.01%, 3/15/2002	100,000,000	100,000,000
Amstel Funding Corp.:
1.80%, 3/5/2002	50,000,000	49,990,000
1.80%, 3/14/2002	50,000,000	49,967,410
1.80%, 3/20/2002	75,000,000	74,928,552
1.80%, 7/19/2002	50,000,000	49,650,000
1.82%, 3/8/2002	75,000,000	74,973,458
1.83%, 4/5/2002	50,000,000	49,911,042
1.83%, 4/8/2002	106,250,000	106,044,760
ASAP Funding, Ltd.:
1.69%, 3/20/2002	54,371,000	54,322,504
1.85%, 3/20/2002	124,397,000	124,275,540
1.85%, 3/25/2002	100,120,000	99,996,518
1.88%, 5/2/2002	75,000,000	74,757,167
Asset Backed Capital Financial, Inc., 3.74%, 10/15/2002	75,000,000	75,000,000
Asset One Securitization LLC:
1.82%, 3/12/2002	70,000,000	69,961,072
1.82%, 3/15/2002	80,218,000	80,161,223
1.83%, 3/6/2002	49,075,000	49,062,527
1.83%, 3/7/2002	75,000,000	74,977,125
1.83%, 3/21/2002	30,000,000	29,969,500
1.84%, 3/6/2002	80,118,000	80,097,525
1.84%, 3/8/2002	44,713,000	44,697,003
1.84%, 3/15/2002	64,943,000	64,896,530
Atlantic Asset Securitization Corp.:
1.83%, 3/1/2002	68,111,000	68,111,000
1.83%, 3/5/2002	53,167,000	53,156,189
1.83%, 3/14/2002	53,018,000	52,982,964
1.83%, 3/15/2002	48,600,000	48,565,413
1.83%, 3/25/2002	50,000,000	49,939,000
1.84%, 3/1/2002	31,581,000	31,581,000
1.85%, 3/8/2002	65,048,000	65,024,601
Bavaria Universal Funding Corp.:
1.81%, 3/8/2002	49,775,000	49,757,482
1.82%, 3/4/2002	43,021,000	43,014,475
Brahms Funding Corp.:
1.85%, 3/27/2002	84,374,000	84,261,267
1.88%, 4/29/2002	148,456,000	147,998,590
Breeds Hill Capital Co.:
1.81%, 3/7/2002	103,915,000	103,883,652
1.83%, 3/14/2002	49,123,000	49,090,538
1.83%, 3/15/2002	45,088,000	45,055,912
1.83%, 3/20/2002	61,429,000	61,369,670
1.83%, 3/25/2002	53,649,000	53,583,549

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Schedule of Investments (continued)
February 28, 2002

	Principal Amount	Value

COMMERCIAL PAPER - continued
Asset Backed - continued
Broadway Capital Corp.:
1.70%, 3/15/2002	$ 50,142,000	$50,108,850
1.85%, 3/6/2002	49,000,000	48,987,410
1.85%, 3/14/2002	50,074,000	50,040,548
CC USA, Inc., 4.20%, 7/15/2002	50,000,000	50,000,000
Check Point Charlie, Inc.:
1.78%, 3/25/2002	50,000,000	49,940,667
1.80%, 4/10/2002	60,700,000	60,578,600
1.82%, 3/8/2002	50,000,000	49,982,305
1.82%, 3/11/2002	40,000,000	39,979,778
1.83%, 3/4/2002	50,000,000	49,992,375
1.83%, 3/13/2002	31,300,000	31,280,907
1.83%, 3/19/2002	43,450,000	43,410,243
1.84%, 3/18/2002	74,500,000	74,435,268
1.84%, 3/21/2002	64,500,000	64,434,067
2.17%, 3/20/2002	50,350,000	50,292,335
Compass Securitization LLC, 1.82%, 3/15/2002	50,000,000	49,964,611
Concord Minutemen Capital Co.:
1.81%, 3/5/2002	50,068,000	50,057,931
1.82%, 3/4/2002	100,140,000	100,124,812
1.83%, 3/22/2002	75,391,000	75,310,520
1.84%, 3/5/2002	77,135,000	77,119,230
Crown Point Capital Co.:
1.80%, 3/5/2002	80,407,000	80,390,918
1.81%, 3/8/2002	50,000,000	49,982,403
1.83%, 4/10/2002	100,000,000	99,796,667
1.84%, 3/6/2002	95,139,000	95,114,687
1.85%, 3/13/2002	38,064,000	38,040,527
Eiffel Funding LLC, 1.82%, 3/6/2002	50,000,000	49,987,361
Fenway Funding LLC:
1.83%, 3/25/2002	88,129,000	88,021,483
1.84%, 3/21/2002	106,157,000	106,048,484
1.86%, 4/9/2002	50,000,000	49,899,250
1.90%, 3/22/2002	50,000,000	49,944,583
1.90%, 4/2/2002	50,000,000	49,915,556
1.91%, 3/4/2002	24,954,000	24,950,028
1.92%, 3/4/2002	20,035,000	20,031,794
1.92%, 4/30/2002	50,219,000	50,058,299
Giro Balanced Funding Corp.:
1.82%, 3/15/2002	74,642,000	74,589,170
1.83%, 3/18/2002	122,881,000	122,774,811
Halogen Capital Co.:
1.81%, 3/18/2002	50,000,000	49,957,264
1.82%, 3/14/2002	63,935,000	63,892,980
1.83%, 3/14/2002	112,230,000	112,155,835
1.84%, 4/18/2002	40,000,000	39,901,867
Harwood Funding Corp.
1.88%, 3/7/2002	100,000,000	99,968,667
1.88%, 3/12/2002	50,000,000	49,971,278
1.90%, 3/7/2002	50,000,000	49,984,166
1.95%, 3/1/2002	100,000,000	100,000,000
Hatteras Funding Corp., 1.82%, 3/20/2002	70,000,000	69,932,761
Heart Property LLC, 2.00%, 3/7/2002	7,310,000	7,310,000

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Schedule of Investments (continued)
February 28, 2002

	Principal Amount	Value

COMMERCIAL PAPER - continued
Asset Backed - continued
High Peak Funding Corp.:
1.82%, 3/14/2002	$ 50,000,000	$49,967,139
1.83%, 3/14/2002	50,000,000	49,966,958
1.84%, 3/15/2002	100,000,000	99,928,444
1.84%, 4/15/2002	50,000,000	49,885,000
1.85%, 3/27/2002	75,000,000	74,899,792
Independence Funding LLC, 1.84%, 3/15/2002	137,366,000	137,267,707
International Lease Finance Corp. MTN, 2.10%, 5/13/2002	80,000,000	80,000,000
Ivory Funding Corp.:
1.82%, 3/12/2002	50,000,000	49,972,194
1.82%, 3/15/2002	75,000,000	74,946,917
1.83%, 3/25/2002	65,625,000	65,544,938
1.85%, 3/7/2002	36,800,000	36,788,653
1.85%, 3/12/2002	48,555,000	48,527,553
1.85%, 3/15/2002	73,562,000	73,509,076
Lake Front Co.:
1.80%, 3/6/2002	69,692,000	69,674,577
1.84%, 3/26/2002	45,678,000	45,619,633
1.85%, 3/4/2002	80,110,000	80,097,650
1.85%, 3/21/2002	57,177,000	57,118,235
1.85%, 3/28/2002	56,550,000	56,471,537
1.85%, 4/12/2002	62,335,000	62,200,460
1.86%, 4/10/2002	49,556,000	49,453,584
1.87%, 3/7/2002	50,000,000	49,984,417
Liberty Lighthouse U.S. Capital Co., 1.84%, 3/1/2002 144A	100,000,000	100,000,000
MPF, Ltd.:
1.78%, 3/26/2002	78,200,000	78,103,336
1.85%, 3/26/2002	65,000,000	64,916,493
1.85%, 4/9/2002	65,830,000	65,698,066
1.85%, 4/17/2002	79,822,000	79,629,207
1.86%, 4/2/2002	52,037,000	51,950,966
Principal Residential Mortgage Corp.:
1.86%, 3/13/2002	46,072,000	46,043,435
1.86%, 3/14/2002	50,000,000	49,966,417
1.87%, 3/14/2002	60,095,000	60,054,419
1.87%, 3/15/2002	100,000,000	99,927,278
1.90%, 3/22/2002	65,079,000	65,006,871
RACERS, 1.84%, 3/1/2002 144A	100,000,000	100,000,000
Sheffield Receivables Corp., 1.87%, 3/4/2002	71,927,000	71,915,791
Special Purpose Accounts Receivable Corp.:
1.82%, 3/8/2002	100,000,000	99,964,611
1.82%, 3/18/2002	50,000,000	49,957,028
Steamboat Funding Corp.:
1.81%, 3/7/2002	59,015,000	58,997,197
1.81%, 3/19/2002	100,000,000	99,909,500
1.82%, 3/7/2002	45,315,000	45,301,255
Stellar Funding Group, 1.83%, 3/1/2002	41,484,000	41,484,000
Syndicated Loan Funding Trust, 2.00%, 5/15/2002 144A	50,000,000	50,000,000
Tannehill Capital Co.:
1.77%, 3/18/2002	75,000,000	74,937,313
1.80%, 3/8/2002	75,000,000	74,973,750
1.80%, 3/18/2002	54,357,000	54,310,797
1.83%, 3/4/2002	25,041,000	25,037,181

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Schedule of Investments (continued)
February 28, 2002

	Principal Amount	Value

COMMERCIAL PAPER - continued
Asset Backed - continued
Tannehill Capital Co.: - continued
1.83%, 3/6/2002	$ 75,000,000	$74,980,937
1.83%, 4/10/2002	85,214,000	85,040,732
1.85%, 3/6/2002	50,099,000	50,086,127
1.85%, 4/22/2002	75,382,000	75,180,562
Thunder Bay Funding, Inc., 1.81%, 3/4/2002	30,041,000	30,036,469
Tyco International Group:
1.98%, 3/8/2002	75,000,000	74,971,125
2.85%, 3/1/2002	75,000,000	75,000,000
6.875%, 9/5/2002	256,298,000	260,934,504
Victory Receivable Corp.:
1.82%, 3/8/2002	46,453,000	46,436,561
1.82%, 3/11/2002	38,056,000	38,036,761
1.83%, 3/20/2002	73,703,000	73,631,815
1.83%, 3/21/2002	80,764,000	80,681,890
1.84%, 3/19/2002	28,502,000	28,475,778
Vistaone Metafolio LLC, 1.85%, 4/11/2002	70,278,000	70,129,928
9,617,208,618
Banks - 3.5%
Citibank Credit Card Corp.:
1.82%, 3/20/2002	100,000,000	99,903,944
1.83%, 4/17/2002	50,000,000	49,880,542
National Bank Commerce Memphis, TN:
2.04%, 5/13/2002	55,000,000	55,065,657
4.10%, 6/14/2002	50,000,000	50,000,000
Washington Mutual Bank:
1.87%, 3/15/2002	30,000,000	29,997,069
2.58%, 3/14/2003	212,000,000	212,000,000
3.76%, 8/19/2002	50,000,000	50,000,000
546,847,212
Diversified Financials - 0.8%
Bayerische Hypo Union, 1.80%, 3/1/2002	125,000,000	124,991,304
Total Commercial Paper		10,289,047,134
CORPORATE BONDS - 29.7%
Asset Backed - 1.0%
Liberty Lighthouse U.S. Capital Co., 4.79%, 5/13/2002 144A	50,000,000	50,000,000
Tiers US Bankcorp., 2.00%, 5/6/2002 144A	105,000,000	105,001,673
155,001,673
Banks - 3.7%
Credit Suisse First Boston Corp.:
1.92%, 3/25/2002	100,000,000	100,000,000
4.32%, 6/25/2002 144A	100,000,000	100,000,000
Deutsche Bank, 2.45%, 3/11/2003	125,000,000	125,000,000
Key Bank, 2.02%, 5/30/2002	16,200,000	16,208,450
Marshall & Ilsley Bank:
1.88%, VRDN	80,000,000	80,000,000
6.15%, 12/2/2002	150,000,000	153,862,484
575,070,934

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Schedule of Investments (continued)
February 28, 2002

	Principal Amount	Value

CORPORATE BONDS - continued
Diversified Financials - 22.6%
Bear Stearns Co., Inc.:
2.42%, 12/20/2002	$ 70,000,000	$69,996,353
2.61%, 2/28/2003	75,000,000	75,000,000
3.75%, 10/7/2002	75,000,000	75,000,000
3.77%, VRDN	50,000,000	50,000,000
3.96%, VRDN	130,000,000	130,000,000
6.125%, 2/1/2003	33,650,000	34,709,634
Belford United States Capital Co. LLC, 2.50%, 2/25/2003 144A	50,000,000	50,000,000
Beneficial Corp. MTN:
1.99%, 4/15/2002	25,000,000	25,010,617
6.25%, 2/18/2003	10,000,000	10,217,744
Beta Financial, Inc. MTN, 4.76%, 4/29/2002	60,000,000	59,999,035
Caterpillar Financial Services, 1.97%, 4/9/2002 144A	35,000,000	35,000,000
CIT Group, Inc.:
1.93%, 3/1/2002	85,000,000	84,994,769
2.01%, 3/28/2002	25,000,000	25,000,000
2.02%, 3/28/2002	35,000,000	35,001,965
5.92%, 11/8/2002	16,000,000	16,375,783
Countrywide Funding Corp.:
2.30%, 11/15/2002	50,000,000	50,005,337
2.33%, 12/16/2002	50,000,000	50,000,000
2.66%, 2/28/2003	100,000,000	100,030,410
MTN, 4.55%, 6/14/2002	50,000,000	50,003,464
Ford Motor Credit Corp., 1.83%, 3/1/2002	100,000,000	100,000,000
Goldman Sachs Group, Inc.:
1.94%, VRDN	150,000,000	150,000,000
2.00%, 3/15/2002 144A	30,000,000	30,000,000
2.54%, 3/21/2003	140,000,000	140,000,000
Household Finance Corp.:
1.89%, 3/25/2002	40,000,000	39,967,949
2.01%, 3/20/2002	75,000,000	74,969,795
2.02%, 3/26/2002	204,000,000	204,018,077
2.14%, 3/18/2002	50,000,000	50,068,000
2.35%, VRDN	164,000,000	164,000,000
2.51%, 10/30/2002	23,500,000	23,520,304
5.87%, 11/1/2002	14,450,000	14,767,147
Jupiter Funding, 1.80%, 3/26/2002	50,000,000	49,937,500
Lehman Brothers Holdings, Inc.:
2.17%, 3/1/2002	48,000,000	48,048,188
2.60%, 5/7/2002	63,500,000	63,576,917
6.375%, 5/7/2002	8,650,000	8,679,425
Merrill Lynch & Co., Inc., 4.29%, 6/10/2002	125,000,000	124,996,601
Morgan Stanley Dean Witter, Inc., 1.87%, VRDN	100,000,000	100,000,000
Sigma Financial Corp.:
1.85%, 3/1/2002	100,000,000	100,000,000
4.45%, VRDN	150,000,000	150,000,000
4.75%, VRDN	100,000,000	100,000,000
Transamerica Occidental Corp.:
2.03%, 4/1/2002	65,000,000	65,000,000
2.04%, 3/1/2002	235,000,000	235,000,000

EVERGREEN
Institutional Money Market Fund
(formerly, Evergreen Select Money Market Fund)
Schedule of Investments (continued)
February 28, 2002

	Principal Amount	Value

CORPORATE BONDS - continued
Diversified Financials - continued
Witmer Funding LLC:
1.71%, 3/22/2002	$100,000,000	$99,900,250
1.71%, 4/15/2002	52,086,000	51,974,666
1.78%, 3/21/2002	50,000,000	49,950,556
1.80%, 3/25/2002	75,000,000	74,910,000
1.85%, 4/10/2002	100,000,000	99,794,444
1.86%, 4/2/2002	75,000,000	74,876,000
3,514,300,930
Wireless Telecommunications Services - 2.4%
Bellsouth Corp., 4.28%, 4/26/2002 144A	75,000,000	74,998,500
Verizon Global Funding Corp.:
1.86%, 3/20/2002	150,000,000	149,994,653
1.86%, 5/20/2002	140,000,000	139,959,151
364,952,304
Total Corporate Bonds		4,609,325,841
FUNDING AGREEMENTS - 0.7%
Jackson National Life Insurance Co., 4.14%, 7/22/2002	50,000,000	50,000,000
New York Life Funding Corp., 1.94%, 4/1/2002	50,000,000	50,000,000
Total Funding Agreements		100,000,000
MUNICIPAL OBLIGATIONS - 0.1%
Miscellaneous Revenue - 0.1%
Detroit, MI EDA Corp., Ser. A, (LOC: Bank of America), 1.92%, VRDN	20,830,000	20,830,000
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.6%
FHLMC, 2.30%, 11/27/2002	100,000,000	100,000,000

	Shares	Value

MUTUAL FUND SHARES - 1.7%
American Advantage Money Market Fund	25,000,000	25,000,000
CitiFunds Institutional Liquid Reserve Fund	8,421,337	8,421,337
Federated Prime Value Obligation Fund	153,172,496	153,172,496
Federated U.S. Treasury Cash Reserve Fund	76,730,522	76,730,522
Total Mutual Fund Shares		263,324,355
Total Investments - (cost $15,382,527,330) - 99.0%		15,382,527,330
Other Assets and Liabilities - 1.0%		161,877,086
Net Assets - 100.0%		$15,544,404,416

See Combined Notes to Schedules of Investments.

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

MUNICIPAL OBLIGATIONS - 97.2%
Airport - 2.2%
Clark Cnty., NV Passenger Facs. RB, Ser. 00-343, (Liq.: Morgan Stanley Dean Witter & Insd. by MBIA), 1.29%, VRDN	$ 7,495,000	$7,495,000
Denver, CO City & Cnty. Spl. Arpt. Facs. RB, (Liq.: Merrill Lynch Capital Svcs.), 1.64%, VRDN	9,640,000	9,640,000
Des Moines, IA Arpt. Auth. RB, Ser. C, (SPA: Bank of America), 1.875%, VRDN	1,700,000	1,700,000
Houston, TX Arpt. Sys. RB:
Ser. 00-404, (Liq.: Morgan Stanley Dean Witter & Insd. by FGIC), 1.36%, VRDN	2,745,000	2,745,000
Ser. 00-441, (Liq.: Morgan Stanley Dean Witter & Insd. by FGIC), 1.39%, VRDN	2,495,000	2,495,000
Miami Dade Cnty., FL IDA Arpt. Facs. RB, The Boeing Co. Flight Safety Proj., Ser. B, (Gtd. by Boeing Co.), 1.50%, VRDN	9,500,000	9,500,000
Tulsa, OK Muni. Arpt. Auth. RB, PFOTER, (SPA: Merrill Lynch Capital Svcs.), 1.64%, VRDN	4,995,000	4,995,000
Washington, DC Metropolitan Arpt. Auth. RB, Ser. B, (LOC: Landes Bank), 1.45%, 3/7/2002	11,200,000	11,200,000
49,770,000
Capital Improvements - 0.5%
Central Waco, TX Dev. Corp. RB, Enterprise Zone Proj., (LOC: U.S. Bank), 1.40%, VRDN	2,400,000	2,400,000
Mississippi Dev. Bank Spl. Tax Obl. RB, Desoto Cnty. Pub. Impt. Proj., (SPA: Amsouth Bank & Insd. by AMBAC), 1.39%, VRDN	9,000,000	9,000,000
11,400,000
Community Development District - 1.0%
Bayou La Batre, AL RB, Eclipse Hospitality LLC Proj., (LOC: First Comml. Bank), 1.44%, VRDN	2,450,000	2,450,000
Colorado HFA IDRB, Worldwest Ltd. Liability Co. Proj., (LOC: U.S. Bank), 1.45%, VRDN	1,000,000	1,000,000
Illinois Dev. Fin. Auth. IDRB, Downers Grove Ltd. Proj., (LOC: Lasalle Natl. Bank), 1.48%, VRDN	2,000,000	2,000,000
Kansas City, MO IDRRB, Quarterage Hotel Proj., (LOC: Firstar Bank), 1.39%, VRDN	4,315,000	4,315,000
Menomonee Falls, WI IDRB, Mero Structures, Inc. Proj., (LOC: U.S. Bank), 1.35%, VRDN	2,400,000	2,400,000
New Hampshire Hlth. & Ed. Facs. Auth. RB, Brewster Academy, (LOC: Allied Irish Bank Plc), 1.60%, VRDN	9,400,000	9,400,000
21,565,000
Education - 2.8%
California CDA RB, Biola Univ., Ser. A, (LOC: Allied Irish Bank Plc), 1.30%, VRDN	8,600,000	8,600,000
California Edl. Facs. Auth. RB, Point Loma Nazarene Univ., (LOC: Allied Irish Bank Plc), 1.40%, VRDN	2,250,000	2,250,000
Carrollton, TX Farmers Branch RB, Ser. 9015, Class A, (Liq.: Bear Stearns Capital Market), 1.33%, VRDN 144A	9,990,000	9,990,000
Clark Cnty., NV Sch. Dist. RB, Ser. ZTC-35, Class A, (Liq.: ZCM & Insd. by FSA), 1.31%, VRDN	7,800,000	7,800,000
Florida Board of Ed. RB, Ser. 1998-9, (SPA: ABN Amro Bank & Insd. by FSA), 1.20%, VRDN	11,000,000	11,000,000
Hillsborough Cnty., FL Sch. Board COP, Master Lease Prog., (Liq.: Citibank & Insd. by MBIA), 1.39%, VRDN	12,855,000	12,855,000
New Jersey Edl. Facs. Auth. RB, Princeton Univ., Ser. 148, (Liq.: Societe Generale), 1.02%, VRDN	3,600,000	3,600,000
Saint Joseph Cnty., IN EDRB, Grace Christian Schools Proj., (Insd. by Bank One, OH), 1.34%, VRDN	2,500,000	2,500,000
Sumiton, AL Edl. Bldg. Auth. RB, East Walker Ed. & Dev., Inc., (LOC: First Comml. Bank), 1.39%, VRDN	4,930,000	4,930,000
63,525,000
General Obligation - Local - 1.8%
Chicago, IL GO:
Ser. ZC-1, (SPA: Bank of America & Insd. by FGIC), 1.39%, VRDN	16,287,000	16,287,000

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund) (continued)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
General Obligation - Local - continued
Lakefront Millenium Proj., Ser. 332, (Liq.: Morgan Stanley Dean Witter & Insd. by MBIA), 1.29%, VRDN	$ 3,945,000	$3,945,000
East Orange, NJ GO, TAN, Ser. A, 4.25%, 8/12/2002	3,500,000	3,526,582
Houston, TX Independent Sch. Dist. GO:
Ser. 399, (Liq.: Morgan Stanley Dean Witter), 1.29%, VRDN	5,082,500	5,082,500
Ser. 494, (Liq.: Morgan Stanley Dean Witter), 1.29%, VRDN	3,745,000	3,745,000
Strafford Cnty., NH GO, TAN, 2.20%, 12/27/2002	8,000,000	8,024,080
40,610,162
General Obligation - State - 2.7%
Pennsylvania GO, Ser. F, (SPA: Bank of America), 1.22%, VRDN	2,500,000	2,500,000
PFOTER GO, (Liq.: Societe Generale & Insd. by FGIC), 1.39%, VRDN	43,050,000	43,050,000
Wisconsin GO, MTC, Class A, (Liq.: ZCM & Insd. by FSA), 1.31%, VRDN	15,635,000	15,635,000
61,185,000
Hospital - 8.1%
Birmingham, AL Spl. Care Facs. Financing Auth. RB, PFOTER, (Liq.: Merrill Lynch Capital Svcs.), 1.37%, VRDN	6,500,000	6,500,000
City & Cnty. of Denver, CO RB, Children’s Hosp. Assn. Proj., (SPA: Sakura Bank & Insd. by FGIC), 2.30%, VRDN	7,300,000	7,300,000
Franklin Cnty., OH Hosp. Facs. RB, Ser. II-R-55, (SPA: Salomon Smith Barney), 1.34%, VRDN	17,135,000	17,135,000
Hamilton Cnty., OH Hosp. Facs. RB, PFOTER, (Liq.: Merrill Lynch Capital Svcs.), 1.37%, VRDN	21,105,000	21,105,000
Louisiana Pub. Facs. Auth. RRB, Chateau Riviere, Inc. Proj., (LOC: Union Planters Bank), 1.84%, VRDN	3,095,000	3,095,000
Russell, KY RB, PFOTER, Bon Secours, (Liq.: Merrill Lynch Capital Svcs.), 1.37%, VRDN	1,000,000	1,000,000
Salt Lake City, UT Hosp. RB, MTC, Ser. 1999 68B Class A, (Liq.: Bear Stearns Capital Market & Insd. by AMBAC), 1.40%, VRDN	34,450,000	34,450,000
South Carolina Jobs EDRB, PFOTER, (SPA: Merrill Lynch Capital Svcs.), 1.37%, VRDN	68,995,000	68,995,000
South Dakota Hlth. & Edl. RB, Sioux Valley Hosp. Proj., (Gtd. by Sioux Valley Hosp.), 1.50%, VRDN	13,580,000	13,580,000
Vermont Edl. & Hlth. Fin. Agcy. RB, Rutland Med. Ctr., Ser. A, (SPA: Fleet National Bank), 1.30%, VRDN	6,000,000	6,000,000
Washington Hlth. Care Facs. Auth. RB, Adventist Hlth. Sys., (LOC: Mellon Bank), 2.00%, VRDN	3,800,000	3,800,000
182,960,000
Housing - 24.1%
Atlanta, GA Urban Residential Fin. SFHRB, Greystone Muni. Product, Ser. B, (Liq.: Bank of New York & Insd. by GNMA), 1.44%, VRDN 144A	3,746,000	3,746,000
California CDA MHRB, PFOTER, (Liq.: Merrill Lynch Capital Svcs.), 1.32%, VRDN	8,405,000	8,405,000
Central City, CO MHRB, Gold Mountain Apts. Proj., (LOC: PNC Bank), 1.40%, VRDN	9,150,000	9,150,000
Class B RB Cert. Trust, SCSP Corp., Ser. 2001-2, (LOC: American Intl. Group), 2.02%, VRDN	11,367,000	11,367,000
Clipper FL Tax- Exempt Trust COP, Ser. 2001-1, Class A, (SPA: State Street Bank & Trust Co. & Insd. by FSA), 1.39%, VRDN	637,000	637,000
Clipper Tax- Exempt Trust COP:
Ser. 1998-2, Ser. A, (SPA: State Street Bank & Trust Co.), 1.39%, VRDN	11,895,000	11,895,000
Ser. 1999-3, (Liq.: State Street Bank & Trust Co. & Insd. by GNMA), 1.49%, VRDN	46,682,308	46,682,308
Clipper Tax- Exempt Trust RB, Ser. A, (SPA: State Street Bank & Trust Co.), 1.49%, VRDN	32,598,000	32,598,000
Colorado HFA EDRB, De La Cruz Associates LLC Proj., Ser. A, (LOC: Key Bank), 1.60%, VRDN	2,000,000	2,000,000

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund) (continued)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
Housing - continued
Columbus, GA Hsg. Auth. MHRB, Quail Ridge Proj., Ser. 1988, (LOC: Columbus Bank & Trust Co.), 1.55%, VRDN	$ 2,200,000	$2,200,000
Contra Costa Cnty., CA MHRB, PFOTER Part 1314, (SPA: Merrill Lynch Capital Svcs.), 1.32%, VRDN	16,000,000	16,000,000
Durham, NC Hsg. Auth. MHRB, PFOTER, Lakemoor Apts., (SPA: Merrill Lynch Capital Svcs.), 1.42%, VRDN	8,855,000	8,855,000
Fort Collins, CO MHRB, Country Ranch II, Ltd. Proj., (LOC: American Intl. Group), 1.93%, VRDN	6,501,000	6,500,998
Hawaii HFA & Dev. Corp. RB, Rental Hsg. System Proj., Ser. B, (LOC: Indl. Bank of Japan), 3.75%, VRDN	8,000,000	8,000,000
Macon Trust:
Ser. 1998A, (LOC: Bank of America & Insd. by MBIA), 1.44%, VRDN 144A	5,000,000	5,000,000
Ser. 1998AA, (LOC: Bank of America & Insd. by AMBAC), 1.44%, VRDN	35,995,000	35,995,000
Ser. 1997 AMT, (LOC: Bank of America & Insd. by FSA), 1.49%, VRDN	31,940,000	31,940,000
McHenry, IL MHRRB, Fawn Ridge Apts. Proj., (LOC: Fifth Third Bank), 1.44%, VRDN	5,055,000	5,055,000
Missouri Hsg. Dev. Community SFHRB, MTC, Ser. 9017, Class A, (Liq.: Bear Stearns Capital Market & Insd. by GNMA), 1.38%, VRDN	12,435,000	12,435,000
Montgomery Cnty., MD Hsg. Opportunity Comml. MHRB, PFOTER, (SPA: Merrill Lynch Capital Svcs.), 1.42%, VRDN 144A	17,000,000	17,000,000
Morgan Keegan Muni. Products, Inc. REIT:
Trust Receipts Ser. 2001-D, Ser. D, (Insd. by Dexia Credit Local), 1.44%, VRDN	29,480,000	29,480,000
Trust Receipts Ser. 2002-A, (Gtd. by: U.S. Treasury & Insd. by Dexia Credit Local), 1.44%, 3/7/2002	49,060,000	49,060,000
Trust Receipts Ser. 2002-B, (LOC: American Intl. Group & Insd. by Dexia Credit Local), 1.44%, 3/7/2002	49,215,000	49,215,000
Nebraska Investment Fin. MHRB, Apple Creek Associates Proj., (LOC: Northern Trust Co.), 1.50%, VRDN	6,190,000	6,190,000
Newport News, VA Redev. & Hsg. Auth. RB, Walker Vlg. Proj., (LOC: GE Capital Corp.), 4.60%, 4/1/2002	2,450,000	2,450,000
Ohio HFA MHRB, Pine Crossing Proj., Ser. A, (LOC: Sumitomo Bank Ltd. & Insd. by GNMA), 4.65%, VRDN	2,065,000	2,065,000
Orange Cnty., CA Rental Hsg. RB, Heritage Point, Ser. A, (LOC: Allied Irish Bank Plc), 1.35%, VRDN	1,500,000	1,500,000
PFOTER RB:
(Liq.: Bayerische Landes Bank & Insd. by AMBAC), 1.49%, VRDN 144A	1,500,000	1,500,000
(Liq.: Bayerische Landes Bank & Insd. by FSA), 1.49%, VRDN	18,035,000	18,035,000
(LOC: Bayerische Landes Bank & Insd. by GNMA), 1.49%, VRDN	7,320,000	7,320,000
Tax Exempt Receipt:
Class B, (SPA: Merrill Lynch Capital Svcs.), 1.66%, VRDN	11,430,000	11,430,000
Class C, (SPA: Merrill Lynch Capital Svcs.), 1.71%, VRDN	20,000,000	20,000,000
Class F, (SPA: Merrill Lynch Capital Svcs.), 1.67%, VRDN	7,700,000	7,700,000
Tucson, AZ IDA Hsg. RB, Rillito Vlg. Apts., PFOTER, (SPA: Merrill Lynch Capital Svcs.), 1.37%, VRDN	6,205,000	6,205,000
Tucson, AZ IDA MHRRB, Freedom Park Apts. Proj., (LOC: Bank of America), 2.00%, VRDN	1,000,000	1,000,000
Vernon Hills, IL MHRRB, Hawthorn Lakes Proj., Ser. 1991, (LOC: Societe Generale & Insd. by FSA), 1.50%, VRDN	15,210,000	15,210,000
Virginia Beach, VA Dev. Auth. MHRB, PFOTER, (SPA: Merrill Lynch Capital Svcs.), 1.42%, VRDN	4,995,000	4,995,000
Wake Cnty., NC MHRB, PFOTER, (SPA: Merrill Lynch Capital Svcs.), 1.42%, VRDN	5,610,000	5,610,000
Washington DC HFA MHRB, Fort Lincoln Garden Proj., Ser. A, (Liq.: Sun Trust Banks), 1.50%, VRDN	2,910,000	2,910,000

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund) (continued)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
Housing - continued
Washington Hsg. Fin. Commission MHRB, Cedar Landing Apts., Ser. 1998-A, (LOC: U.S. Bank), 1.40%, VRDN	$2,200,000	$2,200,000
West Virginia Hsg. Dev. Fund RB:
Ser. 2002-A, 1.53%, 3/19/2002	3,135,000	3,135,000
Ser. 2002-B, 1.53%, 3/19/2002	11,505,000	11,505,000
Wichita, KS MHRB, PFOTER, (Liq.: Merrill Lynch Capital Svcs.), 1.37%, VRDN	7,195,000	7,195,000
541,371,306
Industrial Development Revenue - 0.1%
Fridley, MN RRB, Fridley Business Plaza, (LOC: Natl. Bank of Canada), 1.50%, VRDN	2,575,000	2,575,000
Lease - 6.3%
IBM Tax Exempt Grantor Trust RB, PFOTER, (Liq.: Merrill Lynch Capital Svcs.), 1.39%, VRDN	8,152,310	8,152,310
Koch Floating Rate Trust RB, Ser. 1, (Liq.: State Street Bank & Trust Co. & Insd. by AMBAC), 1.44%, VRDN	111,673,942	111,673,942
MBIA Capital Corp. Grantor Trust RB, PFOTER, (Liq.: Landes Bank Hessen & Insd. by MBIA), 1.34%, VRDN	11,950,000	11,950,000
Pitney Bowes Credit Corp. Leasetops RB, Ser. 1999-2, (LOC: Pitney Bowes Credit Corp. & Insd. by AMBAC), 2.50%, VRDN	9,577,508	9,577,508
141,353,760
Manufacturing - 19.3%
Adams Cnty., CO IDRB, Trustile Doors Inc., Proj., Ser. 1999-A, (LOC: Key Bank), 1.55%, VRDN	4,120,000	4,120,000
Adams Cnty., NE IDRB, Centennial Plastics Proj., (LOC: U.S. Bank), 1.50%, VRDN	2,900,000	2,900,000
Arapahoe Cnty., CO IDRB, Cottrell Printing, Ser. A, (LOC: Key Bank), 1.60%, VRDN	2,000,000	2,000,000
Arcola, IL IDRB, Herf Jones, Inc. Proj., (LOC: LaSalle Bank), 1.43%, VRDN	3,500,000	3,500,000
Arkansas Dev. Fin. Auth. IDRB, Stratton Seed Co. Proj., (LOC: Bank of America), 1.35%, VRDN	3,500,000	3,500,000
Bay Area Govt. Assn., CA RB, Reliance Tech. Svcs., Inc., Ser. A, (LOC: Sanwa Bank, CA), 3.60%, VRDN	3,826,000	3,826,000
Bessemer, AL IDRB, Carlton Investments, LLC Proj., (Liq.: Amsouth Bank), 1.49%, VRDN	3,400,000	3,400,000
Birmingham, AL IDA RB, American Cast Iron Pipe Co. Proj., (LOC: Southtrust Bank), 1.48%, VRDN	9,815,000	9,815,000
Boyden, IA IDRB, Dethmers Manufacturing Proj., (LOC: U.S. Bank), 1.50%, VRDN	3,000,000	3,000,000
Bremen, IN IDRB:
Digger Specialities, Inc. Proj., (LOC: Key Bank), 1.40%, VRDN	2,160,000	2,160,000
Universal Bearings, Inc. Proj., (LOC: Key Bank), 1.40%, VRDN	3,805,000	3,805,000
Buena Vista, VA IDA RRB, Everbrite, Inc. Proj., (LOC: Marshall & Isley Bank), 1.70%, VRDN	1,625,000	1,625,000
California CDA RB, Nichirin-Flex Proj., (LOC: Dai-Ichi Kangyo Bank, Ltd.), 3.90%, VRDN	5,000,000	5,000,000
Chandler, AZ IDA RB, Red Rock Stamping Co. Proj., (LOC: Key Bank), 1.40%, VRDN	1,495,000	1,495,000
Chattanooga, TN IDRB, Top Flight, Inc., Proj., (LOC: Natl. Bank of Canada), 1.45%, VRDN	3,850,000	3,850,000
Cherokee Cnty., GA Dev. Auth. RB, Piolax Corp. Proj., (LOC: Indl. Bank of Japan), 3.85%, VRDN	7,000,000	7,000,000
Chesapeake, VA IDRB, Sumitomo Machine Co. Proj., (LOC: Sumitomo Bank), 3.75%, VRDN	1,500,000	1,500,000
Columbus, GA IDA RB, Goldens Foundry Proj., (LOC: Columbus Bank & Trust Co.), 1.44%, VRDN	3,500,000	3,500,000
Connecticut IDRB, Zotos Intl. Proj., (LOC: Dai-Ichi Kangyo Bank, Ltd.), 3.30%, VRDN	1,655,000	1,655,000
Conyers, GA IDA RB, Handleman Co. Proj., (LOC: Columbus Bank & Trust Co.), 1.39%, VRDN	3,200,000	3,200,000
Covington, KY Indl. Bldg. RB, Esco Corp. Proj., (LOC: Union Bank of California), 1.64%, VRDN	6,610,000	6,610,000

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund) (continued)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
Manufacturing - continued
Crawford Cnty., GA Dev. Auth. RB, Arriscraft Intl. USA, Inc. Proj., (LOC: Southtrust Bank), 1.48%, VRDN	$5,800,000	$5,800,000
Decatur, AL IDA Solid Wst. Disp. RB, Trico Steel Co., (LOC: Chase Manhattan Bank), 2.05%, VRDN	14,500,000	14,500,000
Eau Claire Cnty., WI IDRB, Intek Plastics, Inc. Proj., (LOC: U.S. Bank), 1.50%, VRDN	3,500,000	3,500,000
Elkhart Cnty., IN EDRB, ATI Proj., (LOC: Societe Generale), 1.40%, VRDN	2,600,000	2,600,000
Fox Lake, WI Redev. Auth. IDRB, Karavan Trailers, Inc. Proj., (LOC: Associated Bank Lake Shore), 1.60%, VRDN	2,490,000	2,490,000
Franklin Cnty., TN IDRB, Franklin Inds. Proj., (LOC: Bank of America), 1.35%, VRDN	1,326,000	1,326,000
Frisco City, AL IDA RB, Standard Furniture Manufacturing Proj., (LOC: Amsouth Bank), 1.45%, VRDN	2,505,000	2,505,000
Gage Cnty., NE IDRB, Farmland Inds., Inc. Proj., (LOC: Rabobank Nederland), 1.45%, VRDN	1,000,000	1,000,000
Garfield Cnty., OK IDRB, Farmland Inds., Inc. Proj., Ser. 1998, (LOC: Rabobank Nederland), 1.45%, VRDN	1,000,000	1,000,000
Gooding Cnty., ID IDRB:
Big Sky Dairy Proj., (LOC: Bank of America), 1.45%, VRDN	3,150,000	3,150,000
Southfield Dairy Proj., (LOC: Bank of America), 1.45%, VRDN	3,900,000	3,900,000
Grant Parish, LA IDRB, Farmland Inds., Inc. Proj., Ser. 1998, (LOC: Rabobank Nederland), 1.45%, VRDN	1,000,000	1,000,000
Gwinnet Cnty., GA Dev. Auth. RB, Ole Mexican Foods, Inc. Proj., (LOC: Branch Banking & Trust), 1.35%, VRDN	7,700,000	7,700,000
Haleyville, AL IDRB, Babcock Lumber Co. Proj., (LOC: First Comml. Bank), 1.50%, VRDN	1,520,000	1,520,000
Hawaii Dept. Budget & Fin. Spl. Purpose RB, Palama Meat Co. Proj., (Liq.: Bank of Hawaii), 1.65%, VRDN	7,900,000	7,900,000
Henderson, TN IDRB, Premier Manufacturing Corp., Ser. 95, (LOC: Natl. City Bank), 1.45%, VRDN	4,335,000	4,335,000
Huntsville, AL IDA RB:
Hitachi Seiki, USA Proj., (LOC: Bank of Tokyo-Mitsubishi, Ltd.), 3.35%, VRDN	4,600,000	4,600,000
Service Steel, Inc. Proj., (LOC: First Comml. Bank), 1.44%, VRDN	1,800,000	1,800,000
Illinois Dev. Fin. Auth. IDRB, Kris & Dee Assn., Inc. Proj., (LOC: First American Bank & LaSalle Bank), 1.60%, VRDN	1,300,000	1,300,000
Indiana Dev. Fin. EDA RB, Carr Metals Products Proj., (LOC: Bank One, ID), 1.65%, VRDN	1,200,000	1,200,000
Jasper Cnty., MO IDRB, Farmers Chemical Co. Proj., (LOC: Rabobank Nederland), 1.45%, VRDN	1,000,000	1,000,000
Jefferson Cnty., KY Indl. Bldg. RB, Dant Clayton Corp. Proj., (LOC: Harris Trust & Savings), 1.50%, VRDN	4,325,000	4,325,000
Johnson Cnty., KS Private Activity RB, Stouse Sign & Decal Proj., (LOC: U.S. Bank), 1.63%, VRDN	3,200,000	3,200,000
Kansas Dev. Fin. Auth. IDA RB, Farmland Foods Proj., (LOC: Rabobank Nederland), 1.45%, VRDN	1,000,000	1,000,000
Lexington, TN IDRB, Kirby Containers Proj., (LOC: Amsouth Bank), 1.49%, VRDN	2,600,000	2,600,000
Liberal, KS IDRB, Farmland Natl. Beef Packing Proj., (LOC: U.S. Bank), 1.45%, VRDN	1,000,000	1,000,000
Liberty Cnty., GA IDRB, Muskin Leisure Prods. Proj., (LOC: Comerce de France), 1.39%, VRDN	4,585,000	4,585,000
Lincoln Cnty., ID IDRB, Double A Dairy Proj., (LOC: Bank of America), 1.45%, VRDN	2,000,000	2,000,000
Lombard, IL IDRB:
Chicago Roll Co. Proj., (LOC: ABN Trust, Chicago), 1.55%, VRDN	1,475,000	1,475,000
Tella Tool & Manufacturing Co. Proj., (LOC: ABN Trust, Chicago), 1.55%, VRDN	700,000	700,000
Lorain Cnty., OH IDRB, Skill Tools Proj., (LOC: Key Bank), 1.40%, VRDN	5,690,000	5,690,000

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund) (continued)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
Manufacturing - continued
Louisiana Local Govt. Env. Facs. CDA RB:
Mid South Extrusion Proj., (LOC: Regions Bank of LA), 1.39%, VRDN	$3,680,000	$3,680,000
Southern Ionics, Inc. Proj., (LOC: Southtrust Bank), 1.48%, VRDN	4,500,000	4,500,000
Louisiana Local Govt. Env. Facs. RB, Ser. 2001-A, (Liq.: CDC Funding Co.), 1.70%, VRDN	15,000,000	15,000,000
Madison, AL IDRB, Haley Grocery Co. Proj., (LOC: Regions Bank), 1.44%, VRDN	3,500,000	3,500,000
Manitowoc, WI IDRB:
Kaufman Enterprises Proj., (LOC: Associated Bank of Lake Shore), 1.60%, VRDN	1,350,000	1,350,000
Manitowoc Tool & Machining Proj., (LOC: Associated Bank of Lake Shore), 1.60%, VRDN	2,700,000	2,700,000
Northern Labs, Inc. Proj., (LOC: U.S. Bank), 1.45%, VRDN	3,000,000	3,000,000
Mankato, MN IDRB, Katolight Corp. Proj., (LOC: U.S. Bank), 1.50%, VRDN	2,450,000	2,450,000
Martin Cnty., NC Indl. Facs. PCRRB, Weyerhaeuser Co. Proj., (Gtd. by Weyerhaeuser Co.), 3.37%, VRDN	9,400,000	9,400,000
Massachusetts Dev. Fin. Agcy. RB:
Hardigg Properties Proj., (LOC: Citizens Bank, RI), 1.40%, VRDN	4,000,000	4,000,000
Unilock New York Proj., (LOC: Bank One, OH), 1.45%, VRDN	4,000,000	4,000,000
Meade Cnty., KY Indl. Bldg. RB, Liters Quarry, Inc. Proj., (LOC: Bank One, OH), 1.45%, VRDN	3,000,000	3,000,000
Meriwether Cnty., GA IDA RB, Crown Tech. II Proj., (LOC: Columbus Bank & Trust Co.), 1.42%, VRDN	3,800,000	3,800,000
Miami Cnty., IN IDRB, Prime Prods., Inc. Proj., (LOC: Bank One, OH), 1.39%, VRDN	5,500,000	5,500,000
Miami Dade Cnty., FL IDA RB, Reflectone, Inc. Proj., (Insd. by British Aerospace), 1.50%, VRDN	8,000,000	8,000,000
Michigan Strategic Fund RB, Dow Chemical Co. Proj., (Insd. by Dow Chemical Co.), 1.70%, VRDN	1,100,000	1,100,000
Midland Cnty., MI EDRB, Dow Chemical Proj., Ser. B, (Insd. by Dow Chemical Co.), 1.65%, VRDN	10,200,000	10,200,000
Milwaukee, WI IDRB, Sellars Absorbent Materials Proj., (LOC: U.S. Bank), 1.55%, VRDN	4,650,000	4,650,000
Morgan Cnty., GA Dev. Auth. IDRB, Bard Manufacturing Co. Proj., (LOC: Natl. City Bank), 1.45%, VRDN	5,850,000	5,850,000
New Hampshire Business Fin. Auth. IDRB, Monadnock Economic Dev./ Precitech Proj., Ser. A, (LOC: Key Bank), 1.40%, VRDN	3,485,000	3,485,000
Ohio Air Quality Dev. Auth. PCRRB, Pittsburgh Plate & Glass, (Gtd. by Pittsburgh Plate & Glass), 1.53%, VRDN	10,800,000	10,800,000
Ohio Cnty., KY PCRB, Thomas Inds. Proj., Ser. 1998, (LOC: National City Bank), 1.50%, VRDN	1,250,000	1,250,000
Oregon EDRB, Beef Northwest Feeders Proj., (LOC: Bank of America), 1.45%, VRDN	1,600,000	1,600,000
Pierce Cnty., WA EDRB, Truss Co. Proj., (LOC: U.S. Bank), 1.40%, VRDN	2,495,000	2,495,000
Pilchuck, WA Dev. Corp. IDRB, HCI Steel Proj., (LOC: Key Bank), 1.40%, VRDN	2,290,000	2,290,000
Port Bellingham, WA IDRB, Bakerview Proj., (LOC: Key Bank), 1.40%, VRDN	2,860,000	2,860,000
Port Grays Harbor, WA IDRB, Weyerhaeuser Co. Proj.:
(Gtd. by Weyerhaeuser Co.), 3.39%, VRDN	6,850,000	6,850,000
(Gtd. by Weyerhaeuser Co.), 3.49%, VRDN	2,365,000	2,365,000
Port of Chehalis, WA IDRB, Cascade Hardwoods Proj., (LOC: Bank of America), 1.35%, VRDN	8,000,000	8,000,000
Puerto Rico Indl. Dev. PCRB, Union Carbide Corp. - Dow Chemical Proj., Ser. A, (Gtd. by Dow Chemical Co.), 4.35%, VRDN	9,890,000	9,898,852
Quachita Parish, LA IDA RB, Metalforms Superlift Proj., (LOC: Regions Bank), 1.39%, VRDN	1,625,000	1,625,000
Rhode Island IDRB, Handy & Harman Proj., (LOC: Citibank), 1.54%, VRDN	5,000,000	5,000,000
Rhode Island Indl. Facs. Corp. IDRB, Greystone of Lincoln Proj., (LOC: Mellon Bank), 1.45%, VRDN	3,000,000	3,000,000

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund) (continued)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
Manufacturing - continued
Richland Cnty., OH IDRB, Voisard Manufacturing, Inc. Proj., (LOC: Fifth Third Bank), 1.45%, VRDN	$4,000,000	$4,000,000
Robertson Cnty., TX IDRB, Crane Plumbing Proj., (LOC: American Natl. Bank & Trust), 1.90%, VRDN	2,500,000	2,500,000
Rowan Cnty., NC Indl. Facs. PCRB, PHC, LLC Proj., (LOC: Southtrust Bank), 1.48%, VRDN	5,305,000	5,305,000
Saline Cnty., NE IDRB, Farmland Foods Proj.:
Ser. 1997A, (LOC: Rabobank Nederland), 1.45%, VRDN	1,000,000	1,000,000
Ser. 1997B, (LOC: Rabobank Nederland), 1.45%, VRDN	1,500,000	1,500,000
Scott Cnty., IA IDRB, M.A. Ford Manufacturing Co., Inc. Proj., Ser. 1997, (LOC: Firstar Bank of Milwaukee), 1.45%, VRDN	2,200,000	2,200,000
Simpson Cnty., KY Indl. Bldg. RB, Harmon Motive Kentucky Proj., (LOC: Bank of Amercia), 1.40%, VRDN	7,200,000	7,200,000
Solon, ME RB, Kennebec Lumber Co. & Androscoggin, (LOC: Key Bank), 1.40%, VRDN	3,090,000	3,090,000
South Carolina Jobs EDA RB:
Ebyl Cartex, Inc. Proj., (LOC: Southtrust Bank), 1.53%, VRDN	2,045,000	2,045,000
Mid Atlantic Drainage Proj., (LOC: Natl. Bank of S.C.), 1.39%, VRDN	1,940,000	1,940,000
Ortec, Inc. Proj., Ser. B, (LOC: Bank of Amercia), 1.35%, VRDN	2,500,000	2,500,000
TK, Inc. Proj., (LOC: Bank of Amercia), 1.35%, VRDN	2,500,000	2,500,000
South Dallas, AL IDA RB, Cahaba Valley Lumber Co. Proj., (LOC: Amsouth Bank), 1.50%, VRDN	1,785,000	1,785,000
Summit Cnty., OH IDRB, S.A. Comunale Co. Proj., (LOC: Natl. City Bank), 1.45%, VRDN	3,430,000	3,430,000
Trinity River Auth., TX PCRRB, General Motors Corp. Proj., (Gtd. by General Motors), 1.80%, VRDN	6,100,000	6,100,000
Tuscaloosa Cnty., AL IDA RB:
Brion Hardin Proj., (LOC: Amsouth Bank), 1.50%, VRDN	875,000	875,000
Hardwear Corp. Proj., (LOC: Amsouth Bank), 1.50%, VRDN	1,115,000	1,115,000
Utah Cnty., UT IDRB, McWane, Inc. Proj., (LOC: Amsouth Bank), 1.45%, VRDN	3,110,000	3,110,000
Vermont EDA IDRB, Hazelett Strip Casting Proj., (LOC: Key Bank), 1.40%, VRDN	6,980,000	6,980,000
Washington Economic Dev. Fin. Auth. RB, Royal Ridge Fruit Proj., (LOC: Bank of Amercia & Northwest Farm Credit), 1.45%, VRDN	4,955,000	4,955,000
Washington EDRB, Earth Tech., Inc. Proj.:
Ser. G, (LOC: Bank of New York), 1.40%, VRDN	5,900,000	5,900,000
(LOC: Bank of New York), 1.40%, VRDN	3,000,000	3,000,000
West Baton Rouge, LA IDRB, Dow Chemical Co. Proj.:
Ser. B, (Gtd. by Dow Chemical Co.), 1.55%, VRDN	3,200,000	3,200,000
Ser. 1995, (Gtd. by Dow Chemical Co.), 1.70%, VRDN	1,900,000	1,900,000
West Side Calhoun Cnty., TX Navigation Dist. RRB, Union Carbide Corp. Proj.,(Gtd. by Dow Chemical Co.), 1.70%, VRDN	12,000,000	12,000,000
Wilson Cnty., TN IDRB, John Deal Coatings, Inc. Proj., (LOC: First American Natl. Bank), 1.54%, VRDN	1,700,000	1,700,000
Winslow, ME RB, Maine Bio. Labs Proj., (LOC: Key Bank), 1.40%, VRDN	4,140,000	4,140,000
Yakima Cnty., WA Pub. Corp. RB:
Macro Plastics, Inc. Proj., (LOC: Bank of the West), 1.65%, VRDN	720,000	720,000
Michelsen Packaging Co. Proj., (LOC: Bank of America), 1.35%, VRDN	2,100,000	2,100,000
434,150,852
Miscellaneous Revenue- 5.4%
Abag Fin. Auth. for Non-Profit Corporations CA RB, Wright Institute, (LOC: Allied Irish Bank Plc), 1.30%, VRDN	3,500,000	3,500,000
Capital Proj. Fin. Auth., FL RB, Capital Proj. Program, Ser. H, (SPA: CDC Funding Co.), 1.70%, VRDN	15,315,000	15,315,000
Clipper Tax Exempt Trust COP, Ser. 1999-2, (SPA: State Street Bank & Trust), 1.44%, VRDN	54,495,032	54,495,032

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund) (continued)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
Miscellaneous Revenue - continued
Muni. Securities Pool Trust Receipts, PFOTER, (LOC: Societe Generale & Insd. by FGIC), 1.39%, 3/7/2002	$47,665,000	$47,665,000
PFOTER, (SPA: Merrill Lynch Capital Svcs. & Insd. by FHA), 1.44%, VRDN	1,125,000	1,125,000
122,100,032
Port Authority - 1.7%
Chicago IDRB, Federal Marine Terminal Proj., (LOC: LaSalle Bank), 1.30%, VRDN	4,200,000	4,200,000
Massachusetts Port Auth. RB, PFOTER:
(SPA: Merrill Lynch Capital Svcs.), 1.44%, 3/7/2002	16,220,000	16,220,000
(SPA: Merrill Lynch Capital Svcs.), 1.49%, 3/7/2002	5,820,000	5,820,000
(SPA: Merrill Lynch Capital Svcs.), 1.65%, 3/1/2002	12,700,000	12,700,000
38,940,000
Power - 0.7%
Valdez, AK Marine Term RRB, Phillips Trans. Proj., (Gtd. by Phillips Petroleum Co.), 2.90%, VRDN	14,800,000	14,800,000
Public Facilities - 1.3%
Orange Cnty., FL Hlth. Facs. Auth. RB, Floating Rate Trust Cert., Ser. 98-171, (Liq.: Morgan Stanley Dean Witter & Insd. by FSA), 1.34%, VRDN	10,000,000	10,000,000
South Carolina Jobs EDA RB, PFOTER, (Liq.: Merrill Lynch Capital Svcs.), 1.37%, VRDN	14,000,000	14,000,000
Washington, DC Convention Ctr. RB, Ser. 359, (Liq.: Morgan Stanley Dean Witter & Insd. by AMBAC), 1.29%, VRDN	5,700,000	5,700,000
29,700,000
Resource Recovery - 3.4%
Delaware EDA RB, Delaware Clean Pwr. Proj., Ser. C, (Gtd. by Motiva Enterprises LLC), 1.33%, VRDN	11,000,000	11,000,000
Gulf Coast, TX Wst. Disp. Auth. RB, Bayer Corp. Proj., (Gtd. by Bayer Corp.), 1.50%, VRDN	7,500,000	7,500,000
Illinois Dev. Fin. Auth. PCRB, Diamond Star Motor Proj., (LOC: Bank of Tokyo-Mitsubshi), 2.80%, VRDN	6,000,000	6,000,000
Jefferson Cnty., KY PCRB, Louisville Gas & Elec. Proj.:
Ser. 1993A, (Gtd. by Louisville Gas & Elec.), 1.50%, VRDN	5,000,000	5,000,000
Ser. 1997A, (Gtd. by Louisville Gas & Elec.), 1.65%, VRDN	4,635,000	4,635,000
Jefferson Cnty., TX Navagational Dist. Env. Facs. RRB, Motiva Enterprises Proj., (Gtd. by Motiva Enterprises LLC), 1.40%, VRDN	5,475,000	5,475,000
Ladysmith, WI Solid Wst. Disp. Facs. RB, Cityforest Corp. Proj., (LOC: Union Bank of CA), 4.35%, VRDN	3,715,000	3,715,000
Metropolitan Service Dist., OR Wst. Disposal RB, Riedel Oregon Compost Co. Proj., (LOC: U.S. Bank), 1.35%, VRDN	3,900,000	3,900,000
Oregon EDA RRB, Georgia Pacific Corp. Proj., (LOC: Deutsche Bank), 1.44%, VRDN	15,600,000	15,600,000
Phenix City, AL Env. Impt. RB, Mead Coated Board Proj., Ser. A, (LOC: PNC Bank Ohio), 1.45%, VRDN	7,500,000	7,500,000
Spencer Cnty., IN PCRB, American Iron Oxide Co. Proj., (LOC: Bank of Tokyo-Mitsubshi), 4.40%, VRDN	5,000,000	5,000,000
75,325,000
Special Tax - 0.6%
Park Creek, CO Metro. Dist. Tax Increment RB, Ser. C, (Liq.: American Intl. Group), 1.50%, VRDN	13,350,000	13,350,000

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund) (continued)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
Tobacco Revenue - 1.1%
Arkansas Dev. Fin. Auth. Tobacco Settlement RB, PFOTER, (SPA: BNP Paribas), 1.37%, 3/7/2002	$8,380,000	$8,380,000
District of Columbia Tobacco Settlement Fin. Corp. RB, PFOTER, (Liq.: Merrill Lynch Capital Svcs.), 1.49%, VRDN	2,950,000	2,950,000
New York Cnty., NY Tobacco Trust Bonds RB, PFOTER, (Liq.: Merrill Lynch Capital Svcs.), 1.34%, VRDN	10,000,000	10,000,000
South Carolina Tobacco Settlement RB, PFOTER, (Liq.: Merrill Lynch Capital Svcs.), 1.49%, 3/7/2002	2,500,000	2,500,000
23,830,000
Transportation - 1.4%
Central Puget Sound, WA Regl. Trans. Auth. RB, Ser. 360, (Liq.: Morgan Stanley Dean Witter & Insd. by FGIC), 1.29%, VRDN	2,275,000	2,275,000
Colorado Pub. Hwy. Auth. RB, Ser. 325, (Liq.: Morgan Stanley Dean Witter & Insd. by MBIA), 1.29%, VRDN	5,502,500	5,502,500
Regional Trans. Auth. IL RB, Ser. ZTC, (Insd. by MBIA), 1.31%, VRDN	9,885,000	9,885,000
South Carolina Trans. Infrastructure RB, MTC, Ser. ZTC-15, Class A, (Insd. by AMBAC), 1.31%, VRDN	14,000,000	14,000,000
31,662,500
Utility - 11.1%
Becker, MN PCRB, Northern State Pwr., (Gtd. by Northern State Pwr.), 1.55%, 3/11/2002	6,000,000	5,999,466
Brazos River Auth. TX PCRRB, Ser. 00-518, (Liq.: Morgan Stanley Dean Witter), 1.39%, VRDN	15,165,000	15,165,000
Brazos River Harbor, TX RRB, Dow Chemical Co. Proj., (Gtd. by Dow Chemical Co.), 1.70%, VRDN	2,200,000	2,200,000
Brazos River, TX Harbor Navigation Dist. RB:
Joint Venure Proj., (LOC: JP Morgan Chase Manhattan Bank), 1.45%, VRDN	1,100,000	1,100,000
Ser. A, (Gtd. by Dow Chemical Co.), 1.50%, 3/4/2002	5,820,000	5,820,000
California Infrastructure EDRB, Independent Sys. Operating Corp. Proj., Ser. C, (SPA: JP Morgan Chase Bank & Insd. by MBIA), 1.90%, VRDN	5,300,000	5,300,000
California PCRRB, Pacific Gas & Elec. Proj., Ser. B, (LOC: Deutsche Bank), 1.40%, VRDN	15,200,000	15,200,000
Carroll Cnty., KY Solid Wst. Disp. Facs. RB, Kentucky Utilities Proj., Ser. A, (Gtd. by Kentucky Utility Co.), 1.55%, VRDN	32,600,000	32,600,000
Chula Vista, CA IDRB, San Diego Gas & Elec. Co., Ser. B, (Gtd. by San Diego Gas & Elec. Co.), 1.85%, VRDN	43,300,000	43,300,000
Delaware EDA RRB, Delmarva Pwr. & Light Co. Proj., Ser. 1993C, (Gtd. by Delmarva Pwr. & Light Co.), 1.50%, VRDN	2,500,000	2,500,000
Hawaii Dept. Budget & Fin. Spl. Purpose RB, Citizen Communication Proj., Ser. 1998A, (Insd. by Citizen Communication), 3.25%, VRDN	7,000,000	7,000,000
Lincoln Cnty., WY PCRRB, Pacificorp., (Gtd. by Pacificorp), 3.15%, 3/7/2002	10,000,000	10,000,000
Maricopa Cnty., AZ PCRB, PFOTER, (SPA: Merrill Lynch Capital Svcs.), 1.37%, VRDN	5,995,000	5,995,000
Massachusetts Muni. Wholesale Elec. Co. RB, (Liq.: Commerzbank & Insd. by MBIA), 1.90%, VRDN	7,995,000	8,000,139
Matagorda Cnty., TX Navigation Dist. RB, PFOTER, (SPA: Merrill Lynch Capital Svcs.), 1.42%, 3/7/2002	12,495,000	12,495,000
McAlester, OK Pub. Works Auth. Util. RB, MTC, Ser. 9014, Class A, (Liq.: Bear Stearns Capital Market & Insd. by FSA), 1.33%, VRDN	11,585,000	11,585,000
Milwaukee, WI IDRRB, WI Elec. Pwr. Co. Proj., (Gtd. by Wisconsin Elec. Pwr. Co.), 1.40%, VRDN	2,000,000	2,000,000
Mohave Cnty., AZ IDA RB, Citizens Util. Proj., (Gtd. by Citizen Comml.), 3.25%, 3/13/2002	5,800,000	5,800,000

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund) (continued)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

MUNICIPAL OBLIGATIONS - continued
Utility - continued
Pleasant Prairie, WI PCRRB, WI Elec. Pwr. Co. Proj.:
Ser. A, (Gtd. by Wisconsin Elec. Pwr. Co.), 1.40%, VRDN	$ 19,900,000	$19,900,000
Ser. B, (Gtd. by Wisconsin Elec. Pwr. Co.), 1.40%, VRDN	4,000,000	4,000,000
San Diego, CA IDRB, San Diego Gas & Elec. Proj.:
Ser. A, (Gtd. by San Diego Gas & Elec. Co.), 1.45%, 3/11/2002	11,600,000	11,600,000
Ser. B, (Gtd. by San Diego Gas & Elec. Co.), 1.65%, 3/1/2002	20,150,000	20,150,000
Sweetwater Cnty., WY Env. Impt. RB, Pacificorp Proj., Ser. 1995, (LOC: Bank One), 1.45%, VRDN	1,200,000	1,200,000
Trimble Cnty. KY PCRB, Louisville Gas & Elec. Proj., (Gtd. by Louisville Gas & Elec. Co.), 1.65%, 3/1/2002	1,000,000	1,000,000
249,909,605
Water & Sewer - 1.6%
Florida Governmental Util. Auth. RB, Ser. 327, (Liq.: Morgan Stanley Dean Witter & Insd. by AMBAC), 1.29%, VRDN	8,097,500	8,097,500
Honolulu, HI City & Cnty. Wastewater Sys. RB:
Ser. 330, (Liq.: Morgan Stanley Dean Witter & Insd. by FGIC), 1.29%, VRDN	8,800,000	8,800,000
Ser. 400, (Liq.: Morgan Stanley Dean Witter & Insd. by FGIC), 1.29%, VRDN	3,462,500	3,462,500
Jefferson Cnty., AL Swr. RB, Ser. 323, (Liq.: Morgan Stanley Dean Witter & Insd. by FGIC), 1.29%, VRDN	9,495,000	9,495,000
Olcese, CA Water Dist. COP, (Liq.: Sumitomo-Mitsui Bank), 4.25%, VRDN	6,400,000	6,400,000
36,255,000
Total Municipal Obligations		2,186,338,217

	Shares	Value

Mutual Fund SHAREs - 2.7%
Dreyfus Tax Exempt Cash Management Fund	7,000,000	7,000,000
Federated Municipal Obligations Fund	14,500,000	14,500,000
Federated Tax Free Obligation Fund	30,200,000	30,200,000
Provident Institute Municipal Money Market	9,000,000	9,000,000
Total Mutual Fund Shares		60,700,000
Total Investments - (cost $2,247,038,217) - 99.9%		2,247,038,217
Other Assets and Liabilities - 0.1%		3,050,608
Net Assets - 100.0%		$2,250,088,825

EVERGREEN
Institutional Municipal Money Market Fund
(formerly, Evergreen Select Municipal Money Market Fund) (continued)
Schedule of Investments
February 28, 2002

The following table shows the percent of portfolio assets invested by geographic location as of February 28, 2002:
State	Percentage of Portfolio Assets

Alabama	3.3%
Alaska	0.7%
Arizona	0.9%
Arkansas	0.5%
California	6.7%
Colorado	2.7%
Connecticut	0.1%
Delaware	0.6%
Florida	3.4%
Georgia	2.1%
Hawaii	1.6%
Idaho	0.4%
Illinois	3.1%
Indiana	1.0%
Iowa	0.3%
Kansas	0.6%
Kentucky	3.0%
Louisiana	1.5%
Maine	0.3%
Maryland	0.8%
Massachusetts	2.3%
Michigan	0.5%
Minnesota	0.5%
Mississippi	0.4%
Missouri	0.8%
Nebraska	0.6%
Nevada	0.7%
New Hampshire	0.9%
New Jersey	0.3%
New York	0.4%
North Carolina	1.3%
Ohio	2.9%
Oklahoma	0.8%
Oregon	0.9%
Pennsylvania	0.1%
Rhode Island	0.4%
South Carolina	4.8%
South Dakota	0.6%
Tennessee	0.6%
Texas	4.3%
Utah	0.7%
Vermont	0.6%
Virginia	0.5%
Washington	2.7%
West Virginia	0.7%
Wisconsin	2.9%
Wyoming	0.5%
Non State Specific	33.7%
100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Institutional Treasury Money Market Fund
(formerly, Evergreen Select Treasury Money Market Fund)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 19.9%
U.S. Treasury Notes:
4.25%, 3/31/2003	$ 125,000,000	$127,598,816
5.625%, 11/30/2002	150,000,000	153,672,965
5.75%, 11/30/2002	75,000,000	76,958,681
6.00%, 7/31/2002	75,000,000	75,650,209
6.25%, 6/30/2002	50,000,000	50,420,496
6.25%, 8/31/2002	25,000,000	25,337,831
6.25%, 2/15/2003	50,000,000	51,885,706
6.375%, 6/30/2002	50,000,000	50,449,023
6.625%, 5/31/2002	325,000,000	327,026,241
Total U.S. Treasury Obligations		938,999,968
REPURCHASE AGREEMENTS* - 80.0%
ABN Amro, Inc., 1.87%, dated 2/28/2002, maturing 3/1/2002, maturity value $150,007,792 (1)	150,000,000	150,000,000
Barclays DeZeote Wedd Securities, 1.88%, dated 2/28/2002, maturing 3/1/2002, maturity value $160,008,356 (2)	160,000,000	160,000,000
Credit Suisse First Boston Corp., Avg. Rate of 1.79%, dated 2/25/2002, maturing 3/4/2002, maturity value $150,052,125 (3) **	150,000,000	150,000,000
Deutsche Bank AG:
Avg. Rate of 1.79%, dated 2/25/2002, maturing 3/4/2002, maturity value $150,052,208 (4) **	150,000,000	150,000,000
Avg. Rate of 1.80%, dated 2/25/2002, maturing 3/4/2002, maturity value $200,070,000 (4) **	200,000,000	200,000,000
Dresdner Bank AG, Avg. Rate of 1.79%, dated 2/25/2002, maturing 3/4/2002, maturity value $150,052,125 (5) **	150,000,000	150,000,000
Goldman Sachs Group, Inc., 1.85%, dated 2/28/2002, maturing 3/1/2002, maturity value $200,010,278 (6)	200,000,000	200,000,000
Greenwich Capital Markets, Avg. Rate of 1.79%, dated 2/25/2002, maturing 3/4/2002, maturity value $150,052,333 (7) **	150,000,000	150,000,000
HSBC Securities, Inc., Avg. Rate of 1.78%, dated 2/25/2002, maturing 3/4/2002, maturity value $150,052,000 (8) **	150,000,000	150,000,000
JP Morgan & Co., Avg. Rate of 1.78%, dated 2/25/2002, maturing 3/4/2002, maturity value $125,043,264 (9) **	125,000,000	125,000,000
Lehman Brothers, Inc., Avg. Rate of 1.78%, dated 2/25/2002, maturing 3/4/2002, maturity value $150,051,917 (10) **	150,000,000	150,000,000
Morgan Stanley & Co., Avg. Rate of 1.78%, dated 2/25/2002, maturing 3/4/2002, maturity value $75,025,917 (11) **	75,000,000	75,000,000
Salomon Smith Barney, Inc.:
1.87%, dated 2/28/2002, maturing 3/1/2002, maturity value $300,015,583 (12)	300,000,000	300,000,000
Avg. Rate of 1.79%, dated 2/25/2002, maturing 3/4/2002, maturity value $150,052,083 (13) **	150,000,000	150,000,000
Avg. Rate of 1.81%, dated 2/25/2002, maturing 3/4/2002, maturity value $300,105,417 (13) **	300,000,000	300,000,000
Societe Generale, 1.85%, dated 2/28/2002, maturing 3/1/2002, maturity value $388,019,939 (14)	388,000,000	388,000,000
State Street Bank & Trust Co., 1.87%, dated 2/28/2002, maturing 3/1/2002, maturity value $234,673,021 (15)	234,660,832	234,660,832

EVERGREEN
Institutional Treasury Money Market Fund
(formerly, Evergreen Select Treasury Money Market Fund)
Schedule of Investments (continued)
February 28, 2002

	Principal Amount	Value

REPURCHASE AGREEMENTS* - continued
Warburg Dillon Reed, LLC:
1.87%, dated 2/28/2002, maturing 3/1/2002, maturity value $150,007,792 (16)	$ 150,000,000	$150,000,000
1.88%, dated 2/28/2002, maturing 3/1/2002, maturity value $300,015,667 (17)	300,000,000	300,000,000
West Deutsche Landesbank, 1.86%, dated 2/28/2002, maturing 3/1/2002, maturity value $150,007,750 (18)	150,000,000	150,000,000
Total Repurchase Agreements		3,782,660,832
Total Investments - (cost $4,721,660,800) - 99.9%		4,721,660,800
Other Assets and Liabilities - 0.1%		7,034,291
Net Assets - 100.0%		$4,728,695,091

See Combined Notes to Schedules of Investments.

EVERGREEN
Institutional U.S. Government Money Market Fund
(formerly, Evergreen Select U.S. Government Money Market Fund)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 62.0%
FFCB:
0.00%, 3/20/2002 (n)	$ 20,000,000	$19,981,528
1.72%, 5/1/2002	5,000,000	5,000,000
1.83%, 8/1/2002	5,000,000	5,000,000
FHLB:
0.00%, 3/8/2002(n)	13,051,000	13,046,559
1.71%, 3/14/2002	35,000,000	34,990,287
1.72%, 3/14/2002	20,000,000	19,987,723
1.73%, 3/1/2002	85,000,000	84,994,685
2.80%, 1/24/2003	14,300,000	14,300,000
3.63%, 10/7/2002	10,000,000	10,000,000
3.79%, 8/9/2002	10,000,000	10,000,000
6.75%, 8/15/2002	14,800,000	15,001,980
FHLMC:
0.00%, 3/26/2002 (n)	150,000,000	149,818,750
2.30%, 11/27/2002	10,000,000	10,000,000
2.71%, 12/20/2002	15,000,000	15,000,000
FNMA:
0.00%, 3/1/2002 (n)	125,000,000	125,000,000
1.75%, 3/1/2002	25,000,000	25,000,000
2.05%, 3/5/2002	40,000,000	40,000,000
IADB, 6.63%, 2/18/2003	7,000,000	7,282,145
SLMA:
2.42%, 2/28/2003	10,000,000	10,000,000
2.45%, 2/28/2003	12,500,000	12,500,000
2.52%, 1/24/2003	7,000,000	7,000,000
Total U.S. Government & Agency Obligations		633,903,657
REPURCHASE AGREEMENTS † - 38.0%
Salomon Smith Barney, Inc., 1.89%, dated 2/28/2002, maturing 3/1/2002, maturity value $150,007,875 (1)	150,000,000	150,000,000
Societe Generale, 1.85%, dated 2/28/2002, maturing 3/1/2002, maturity value $88,327,360 (2)	88,322,821	88,322,821
Warburg Dillon Reed LLC, 1.88%, dated 2/28/2002, maturing 3/1/2002, maturity value $150,007,833 (3)	150,000,000	150,000,000
Total Repurchase Agreements		388,322,821
Total Investments - (cost $1,022,226,478) - 100.0%		1,022,226,478
Other Assets and Liabilities - 0.0%		(77,026)
Net Assets - 100.0%		$1,022,149,452

See Combined Notes to Schedules of Investments.

EVERGREEN
Institutional 100% Treasury Money Market Fund
(formerly, Evergreen Select 100% Treasury Money Market Fund)
Schedule of Investments
February 28, 2002

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 99.9%
U.S. Treasury Bills - 86.1%
1.61%, 3/7/2002	$ 3,053,000	$3,052,181
1.63%, 3/14/2002	3,691,000	3,688,827
1.64%, 3/7/2002	75,000,000	74,979,500
1.67%, 3/14/2002	8,850,000	8,844,671
1.67%, 4/18/2002	2,970,000	2,963,407
1.68%, 3/7/2002	46,906,000	46,892,899
1.70%, 4/25/2002	2,130,000	2,124,468
1.70%, 5/2/2002	30,000,000	29,912,425
1.71%, 3/7/2002	1,000,000	999,716
1.71%, 3/21/2002	55,515,000	55,462,261
1.72%, 3/14/2002	125,000,000	124,922,587
1.72%, 5/2/2002	26,070,000	25,992,999
1.73%, 3/28/2002	6,752,000	6,743,239
1.74%, 3/21/2002	3,508,000	3,504,609
1.74%, 3/28/2002	100,000,000	99,869,875
1.76%, 6/6/2002	470,000	467,771
1.79%, 8/8/2002	125,000	124,006
1.79%, 8/15/2002	3,280,000	3,252,764
1.82%, 8/15/2002	7,580,000	7,516,004
1.87%, 6/6/2002	40,000,000	39,798,456
541,112,665
U.S. Treasury Notes - 13.8%
5.50%, 1/31/2003	145,000	149,488
5.625%, 11/30/2002	26,322,000	26,983,917
5.75%, 11/30/2002	40,445,000	41,478,096
6.50%, 3/31/2002	15,820,000	15,847,623
6.625%, 5/31/2002	1,865,000	1,878,878
86,338,002
Total Investments - (cost $627,450,667) - 99.9%		627,450,667
Other Assets and Liabilities - 0.1%		865,636
Net Assets - 100.0%		$628,316,303

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
February 28, 2002

For the Institutional Treasury Money Market Fund:
* Collateralized by:
(1)	$155,578,000 U.S. Treasury Notes, 3.50%, 11/15/2006; value including accrued interest - $153,000,529.
(2)	$124,291,000 U.S. Treasury Bonds, 8.00%, 11/15/2021; value including accrued interest - $163,200,101.
(3)	$153,886,000 U.S. Treasury Bills, 0.00%, 06/27/2002 to 07/05/2002; value including accrued interest - $153,003,930.
(4)	$569,427,000 U.S. Treasury STRIPS, 0.00%, 08/15/2005 to 08/15/2027; value including accrued interest - $215,653,025, $227,530,237 GNMA, 6.00% to 7.25%, 09/15/2019 to 02/15/2032; value including accrued interest - $141,347,515.
(5)	$17,980,000 U.S. Treasury Bonds, 6.25%, 05/15/2030; value including accrued interest - $20,067,677, $131,735,000 U.S. Treasury Notes, 3.00% to 5.75%, 01/31/2004 to 02/15/2012; value including accrued interest - $132,936,680.
(6)	$204,218,000 U.S. Treasury Bills, 0.00%, 03/21/2002; value including accrued interest - $204,000,916.
(7)	$153,666,000 U.S. Treasury Bills, 0.00%, 05/09/2002 to 06/27/2002; value including accrued interest - $153,000,574.
(8)	$150,716,000 U.S. Treasury Notes, 3.00% to 4.75%, 02/29/2004 to 11/15/2008; value including accrued interest - $153,004,346.
(9)	$109,605,000 U.S. Treasury Bonds, 6.875%, 08/15/2025; value including accrued interest - $127,502,272.
(10)	$258,963,000 U.S. Treasury STRIPS, 0.00%, 08/15/2005 to 05/15/2020; value including accrued interest - $153,001,492.
(11)	$209,035,000 U.S. Treasury STRIPS, 0.00%, 05/15/2011 to 02/15/2027; value including accrued interest - $77,207,902.
(12)	$812,736,377 GNMA, 4.50% to 8.50%, 12/15/2009 to 02/20/2032; value including accrued interest - $306,000,000.
(13)	$221,930,000 U.S. Treasury Notes, 4.25% to 7.50%, 05/15/2002 to 02/15/2004; value including accrued interest - $229,493,776, $97,880,000 U.S. Treasury Bonds, 7.50% to 8.50%, 11/15/2016 to 02/15/2020; value including accrued interest - $124,782,137, $105,280,000 U.S. Treasury Bills, 0.00%, 04/25/2002 to 05/16/2002; value including accrued interest - $104,927,432.
(14)	$283,603,000 U.S. Treasury Notes, 3.625% to 6.75%, 08/31/2003 to 05/15/2005; value including accrued interest - $295,030,924, $101,545,000 U.S. Treasury Bills, 0.00%, 05/16/2002 to 08/08/2002; value including accrued interest - $100,814,523.
(15)	$50,710,000 U.S. Treasury Bonds, 6.00% to 9.875%, 11/15/2015 to 02/15/2026; value including accrued interest - $55,088,973, $175,805,000 U.S. Treasury Notes, 3.875% to 5.75%, 12/31/2002 to 11/15/2005; value including accrued interest - $184,284,150.
(16)	$141,675,000 U.S. Treasury Notes, 5.75%, 11/15/2005; value including accrued interest - $153,004,328.
(17)	$413,895,219 FHLMC STRIPS, 0.00%, 02/01/2032 to 03/01/2032; value including accrued interest - $306,003,697.
(18)	$141,169,000 U.S. Treasury Bonds, 6.25%, 08/15/2023; value including accrued interest - $153,000,017.
** Variable rate repurchase agreement where the rate resets daily. The rate shown represents an average of the daily rates over the term of the agreement.
For the Institutional U.S. Government Money Market Fund:
† Collateralized by:
(1)	$163,680,641 GNMA, 0.00% to 7.50%, 10/15/2031 to 02/15/2032; value including accrued interest - $153,000,000.
(2)	$88,759,000 U.S. Treasury Notes, 3.625%, 8/31/2003; value including accrued interest - $90,104,231.
(3)	$849,947,775 U. S. Treasury STRIPS, 0.00%, 12/18/2021 to 03/01/2032; value including accrued interest - 153,000,016.

See Combined Notes to Financial Statements.

Combined Notes to Schedules of Investments
February 28, 2002

For all Funds:
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under the guidelines established by the Board of Trustees.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.
CDA	Community Development Authority
COP	Certificates of Participation
EDA	Economic Development Authority
EDRB	Economic Development Revenue Bond
FFCB	Federal Farm Credit Bank
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Authority
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IADB	Industrial Authority Development Bank
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
MHRRB	Multifamily Housing Refunding Revenue Bond
MTC	Municipal Trust Certificates
MTN	Medium Term Note
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
PFOTER	Putable Floating Option Tax Exempt Receipts
RACERS	Restructured Asset Certificates with Enhanced Returns
RB	Revenue Bond
REIT	Real Estate Investment Trust
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
SLMA	Student Loan Mortgage Association
SPA	Securities Purchase Agreement
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TAN	Tax Anticipation Note
VRDN	Variable Rate Demand Note

Variable Rate Demand Notes are payable on demand no more than seven calendar days after notice is given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at February 28, 2002.

Certain obligations held in the portfolio have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements, and third party insurance (i.e. AMBAC, FGIC and MBIA). Adjustable rate bonds and variable rate demand notes held in the portfolio may be considered derivative securities within the standards imposed by the Securities and Exchange Commission under Rule 2a-7 which were designed to minimize both credit and market risk.

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Money Market Funds
(formerly, Evergreen Select Money Market Funds)
Statements of Assets and Liabilities
February 28, 2002

	Cash Management Fund	Institutional Money Market Fund	Institutional Municipal Fund	Institutional Treasury Fund	Institutional U.S. Government Fund	Institutional 100% Treasury Fund

Assets
Investments in securities	$576,975,284	$15,382,527,330	$2,247,038,217	$938,999,968	$633,903,657	$627,450,667
Investments in repurchase agreements	0	0	0	3,782,660,832	388,322,821	0

Investments at amortized cost	576,975,284	15,382,527,330	2,247,038,217	4,721,660,800	1,022,226,478	627,450,667
Cash	0	20,518	0	0	0	1,957
Receivable for securities sold	0	98,364,110	0	0	0	0
Receivable for Fund shares sold	0	17,062,119	243,749	92,776	0	0
Interest receivable	1,667,140	65,650,000	4,789,979	12,772,788	929,190	1,412,478
Receivable from investment
advisor	0	0	0	0	35,800	61,724
Prepaid expenses and other assets	75,101	370,323	62,016	242,289	103,336	11,866

Total assets	578,717,525	15,563,994,400	2,252,133,961	4,734,768,653	1,023,294,804	628,938,692

Liabilities
Distributions payable	763,646	16,541,199	1,497,953	5,518,222	1,080,070	573,197
Payable for Fund shares redeemed	0	1,862,083	364,510	155,286	0	0
Due to custodian bank	6,631	0	10,216	0	15,250	0
Advisory fee payable	78,536	47,445	6,776	14,250	0	0
Distribution Plan expenses payable	3,342	30,608	4,216	19,090	4,345	1,491
Due to other related parties	949	25,879	3,696	7,773	1,735	1,021
Accrued expenses and other liabilities	95,600	1,082,770	157,769	358,941	43,952	46,680

Total liabilities	948,704	19,589,984	2,045,136	6,073,562	1,145,352	622,389

Net assets	$577,768,821	$15,544,404,416	$2,250,088,825	$4,728,695,091	$1,022,149,452	$628,316,303

Net assets represented by
Paid-in capital	$577,623,230	$15,548,891,200	$2,249,083,334	$4,728,745,626	$1,022,104,357	$627,982,227
Undistributed (overdistributed)
net investment income	145,591	9,837	1,005,491	(48,079)	45,095	334,076
Accumulated net realized gains or losses on securities	0	(4,496,621)	0	(2,456)	0	0

Total net assets	$577,768,821	$15,544,404,416	$2,250,088,825	$4,728,695,091	$1,022,149,452	$628,316,303

Net assets consists of
Class I	$268,157,615	$11,290,424,230	$1,625,942,583	$2,439,209,543	$618,793,200	$409,199,425
Class AD	1,011	25,635,381	17,554,407	4,770,638	1,025	0
Class IN	15,581,020	123,849,173	6,239,832	1,241,737	1,025	0
Class IS	174,445,890	3,896,537,773	590,475,970	1,885,873,613	207,397,396	219,116,878
Class P	55,601,846	155,419,220	9,874,004	264,724,528	178,457,229	0
Class RV	14,176,043	20,408,398	1,015	90,600,553	11,239,965	0
Class RC	49,805,396	32,130,241	1,014	42,274,479	6,259,612	0

Total net assets	$577,768,821	$15,544,404,416	$2,250,088,825	$4,728,695,091	$1,022,149,452	$628,316,303

Shares outstanding
Class I	268,102,907	11,292,969,527	1,625,238,274	2,439,247,955	618,765,033	408,996,144
Class AD	1,011	25,635,066	17,554,379	4,770,649	1,024	0
Class IN	15,577,175	123,846,265	6,225,506	1,241,748	1,024	0
Class IS	174,391,482	3,898,512,397	590,187,276	1,885,884,434	207,386,719	218,986,083
Class P	55,584,932	155,412,701	9,872,865	264,723,603	178,453,401	0
Class RV	14,171,099	20,407,753	1,013	90,602,208	11,238,925	0
Class RC	49,794,624	32,129,122	1,012	42,274,279	6,259,490	0

Net asset value per share
Class I	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Class AD	$1.00	$1.00	$1.00	$1.00	$1.00	$-

Class IN	$1.00	$1.00	$1.00	$1.00	$1.00	$-

Class IS	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Class P	$1.00	$1.00	$1.00	$1.00	$1.00	$-

Class RV	$1.00	$1.00	$1.00	$1.00	$1.00	$-

Class RC	$1.00	$1.00	$1.00	$1.00	$1.00	$-

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Money Market Funds
(formerly, Evergreen Select Money Market Funds)
Statements of Operations
Year Ended February 28, 2002

	Cash Management Fund	Institutional Money Market Fund	Institutional Municipal Fund	Institutional Treasury Fund	Institutional U.S. Government Fund	Institutional 100% Treasury Fund

Investment income
Interest	$14,609,703	$450,548,897	$53,945,257	$117,450,910	$24,103,545	$22,212,319

Expenses
Advisory fee	974,155	13,781,849	2,207,194	3,905,153	908,196	1,427,326
Distribution Plan expenses	919,124	9,316,365	1,471,293	4,594,409	939,971	722,721
Administrative services fees	267,672	7,517,372	1,203,924	2,130,084	454,098	407,805
Transfer agent fee	1,465	544,532	137,795	11,724	1,459	2,284
Trustees’ fees and expenses	6,067	299,494	40,592	84,833	18,694	14,325
Printing and postage expenses	9,345	159,697	30,711	44,862	6,971	5,741
Custodian fee	101,855	2,444,415	525,933	754,732	189,696	160,641
Registration and filing fees	270,326	829,503	330,448	950,269	146,128	39,521
Professional fees	22,144	67,097	35,346	46,746	30,059	18,566
Organization expenses	0	1,968	1,968	1,968	0	0
Interest expense	0	0	3,765	0	0	0
Other	75,926	2,045,404	267,003	141,734	100,120	9,153

Total expenses	2,648,079	37,007,696	6,255,972	12,666,514	2,795,392	2,808,083
Less: Expense reductions	(24,031)	(293,625)	(63,338)	(78,188)	(15,830)	(19,005)
Fee waivers	(948,124)	0	0	0	(325,929)	(1,183,922)

Net expenses	1,675,924	36,714,071	6,192,634	12,588,326	2,453,633	1,605,156

Net investment income	12,933,779	413,834,826	47,752,623	104,862,584	21,649,912	20,607,163

Net realized gains or losses on securities	145,840	(87,714)	983,411	0	14,915	171,985

Net increase in net assets resulting from operations	$13,079,619	$413,747,112	$48,736,034	$104,862,584	$21,664,827	$20,779,148

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Money Market Funds
(formerly, Evergreen Select Money Market Funds)
Statements of Changes in Net Assets
Year Ended February 28, 2002

	Cash Management Fund	Institutional Money Market Fund	Institutional Municipal Fund	Institutional Treasury Fund	Institutional U.S. Government Fund	Institutional 100% Treasury Fund

Operations
Net investment income	$12,933,779	$413,834,826	$47,752,623	$104,862,584	$21,649,912	$20,607,163
Net realized gains or losses on securities	145,840	(87,714)	983,411	0	14,915	171,985

Net increase in net assets resulting from operations	13,079,619	413,747,112	48,736,034	104,862,584	21,664,827	20,779,148

Distributions to shareholders from
Net investment income
Class I	(5,884,864)	(295,016,293)	(34,641,265)	(57,630,159)	(14,623,972)	(11,914,094)
Class AD	(14,821)	(338,396)	(59,825)	(372)	(24)	0
Class IN	(730,783)	(2,444,260)	(236,974)	(1,684)	(24)	0
Class IS	(3,673,753)	(115,147,506)	(12,814,728)	(45,654,843)	(5,489,353)	(8,694,197)
Class P	(2,019,681)	(391,833)	(38,112)	(987,626)	(1,206,622)	0
Class RV	(348,172)	(390,428)	(13)	(426,262)	(238,140)	0
Class RC	(261,954)	(96,273)	(13)	(209,717)	(89,474)	0

Total distributions to shareholders	(12,934,028)	(413,824,989)	(47,790,930)	(104,910,663)	(21,647,609)	(20,608,291)

Capital share transactions
Proceeds from shares sold	7,657,711,547	71,717,218,709	6,000,899,309	17,312,186,789	3,533,106,462	2,735,435,482
Net asset value of shares issued in reinvestment of distributions	828,486	119,356,216	15,644,814	8,059,972	1,922,923	4,849,752
Payment for shares redeemed	(7,080,916,803)	(65,811,972,692)	(5,375,737,364)	(15,925,870,263)	(3,031,516,455)	(2,635,580,694)

Net increase in net assets resulting from capital share transactions	577,623,230	6,024,602,233	640,806,759	1,394,376,498	503,512,930	104,704,540

Total increase in net assets	577,768,821	6,024,524,356	641,751,863	1,394,328,419	503,530,148	104,875,397
Net assets
Beginning of period	0	9,519,880,060	1,608,336,962	3,334,366,672	518,619,304	523,440,906

End of period	$577,768,821	$15,544,404,416	$2,250,088,825	$4,728,695,091	$1,022,149,452	$628,316,303

Undistributed (overdistributed) net investment income	$145,591	$9,837	$1,005,491	$(48,079)	$45,095	$334,076

See Combined Notes to Financial Statements.

EVERGREEN
Institutional Money Market Funds
(formerly, Evergreen Select Money Market Funds)
Statements of Changes in Net Assets
Year Ended February 28, 2001

	Institutional Money Market Fund	Institutional Municipal Fund	Institutional Treasury Fund	Institutional U.S. Government Fund	Institutional 100% Treasury Fund

Operations
Net investment income	$412,904,589	$53,617,415	$188,503,208	$20,859,505	$33,878,175
Net realized gains or losses on securities	(3,721,979)	96,471	0	26,894	127,778

Net increase in net assets resulting from operations	409,182,610	53,713,886	188,503,208	20,886,399	34,005,953

Distributions to shareholders from net investment income
Class I	(248,186,042)	(41,468,573)	(104,830,797)	(15,231,077)	(18,478,114)
Class IS	(164,718,547)	(12,210,950)	(83,672,411)	(5,628,428)	(15,400,061)

Total distributions to shareholders	(412,904,589)	(53,679,523)	(188,503,208)	(20,859,505)	(33,878,175)

Capital share transactions
Proceeds from shares sold	41,746,186,531	2,950,617,697	13,415,655,379	1,738,963,001	1,609,358,763
Net asset value of shares issued in reinvestment of distributions	117,990,107	11,752,006	13,703,985	2,452,806	5,207,794
Payment for shares redeemed	(38,888,232,194)	(2,420,230,089)	(13,287,927,839)	(1,360,987,456)	(1,622,671,040)

Net increase (decrease) in net assets resulting from capital share transactions	2,975,944,444	542,139,614	141,431,525	380,428,351	(8,104,483)

Total increase (decrease) in net assets	2,972,222,465	542,173,977	141,431,525	380,455,245	(7,976,705)
Net assets
Beginning of period	6,547,657,595	1,066,162,985	3,192,935,147	138,164,059	531,417,611

End of period	$9,519,880,060	$1,608,336,962	$3,334,366,672	$518,619,304	$523,440,906

Undistributed (overdistributed) net investment income	$0	$60,387	$0	$27,877	$163,219

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Institutional Money Market Funds (formerly, Evergreen Select Money Market Funds) include the following funds (collectively the “Funds”).

Current Name	Former Name

Evergreen Cash Management Money Market Fund (“Cash Management Fund”)
Evergreen Institutional Money Market Fund (“Institutional Money Market Fund”)	Evergreen Select Money Market Fund
Evergreen Institutional Municipal Money Market Fund (“Institutional Municipal Fund”)	Evergreen Select Municipal Money Market Fund
Evergreen Institutional Treasury Money Market Fund (“Institutional Treasury Fund”)	Evergreen Select Treasury Money Market Fund
Evergreen Institutional U.S. Government Money Market Fund (“Institutional U.S. Government Fund”)	Evergreen Select U.S. Government Money Market Fund
Evergreen Institutional 100% Treasury Money Market Fund (“Institutional 100% Treasury Fund”)	Evergreen Select 100% Treasury Money Market Fund

Each Fund is a diversified series of Evergreen Select Money Market Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund offers Institutional (“Class I”) and Institutional Services (“Class IS”) classes of shares. In addition, each Fund, except Institutional 100% Treasury Fund, offers Administrative (“Class AD”), Investor (“Class IN”), Participant (“Class P”), Reserve (“Class RV”) and Resource (“Class RC”) classes of shares. Each class of shares is offered at net asset value without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I, pays an ongoing distribution fee. Class I shares are not subject to distribution fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Combined Notes to Financial Statements (continued)

C. Securities Lending

The Funds, except Institutional 100% Treasury Fund, may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

D. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

E. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution and expiration of capital loss carryovers under income tax regulations.

G. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

H. Organization Expenses

Organization expenses for Institutional Money Market Fund, Institutional Municipal Fund and Institutional Treasury Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of February 28, 2002, all organization costs have been fully amortized.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On May 11, 2001, the Funds’ Board of Trustees approved the transfer of the investment advisory contracts with First Union National Bank to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by Wachovia Corporation (“Wachovia”) (formerly, First Union Corporation) and neither the fees nor services were changed.

EIMC, an indirect wholly owned subsidiary of Wachovia, is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily at the annual rates of each Fund’s average daily net assets as identified below.

Combined Notes to Financial Statements (continued)

Management Fee Rate
Cash Management Fund	0.22%
Institutional Money Market Fund	0.11%
Institutional Municipal Fund	0.11%
Institutional Treasury Fund	0.11%
Institutional U.S. Government Fund	0.12%
Institutional 100% Treasury Fund	0.21%

During the year ended February 28, 2002, the amount of investment advisory fees waived by the investment advisor and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Daily Net Assets
Cash Management Fund	$948,124	0.21%
Institutional U.S. Government Fund	325,929	0.04%
Institutional 100% Treasury Fund	1,183,922	0.17%

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.06% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for all share classes, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class AD	0.05%
Class IN	0.10%
Class IS	0.25%
Class P	0.50%
Class RV	0.65%
Class RC	0.80%

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the year ended February 28, 2002, amounts paid or accrued to EDI pursuant to each Fund’s Class AD, Class IN, Class IS, Class P, Class RV and Class RC Distribution Plans were as follows:

	Class AD	Class IN	Class IS	Class P	Class RV	Class RC

Cash Management Fund	$254	$23,235	$339,349	$352,237	$88,923	$115,126
Institutional Money Market Fund	6,535	84,012	8,972,563	100,162	108,110	44,983
Institutional Municipal Fund	1,865	11,895	1,442,392	15,129	5	7
Institutional Treasury Fund	9	95	3,999,512	320,660	162,476	111,657
Institutional U.S. Government Fund	0	1	467,178	363,331	71,094	38,367
Institutional 100% Treasury Fund	0	0	722,721	0	0	0

Combined Notes to Financial Statements (continued)

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC. Transactions in shares (valued at $1.00 per share) of the Funds were as follows:

Cash Management Fund

Year Ended February 28, 2002

Class I
Shares sold	3,036,395,641
Shares issued in reinvestment of distributions	21,291

Shares redeemed	(2,768,314,025)

Net increase	268,102,907
Class AD
Shares sold	80,568,625
Shares issued in reinvestment of distributions	6,913
Shares redeemed	(80,574,527)

Net increase	1,011

Class IN
Shares sold	98,470,882
Shares issued in reinvestment of distributions	650,184
Shares redeemed	(83,543,891)

Net increase	15,577,175

Class IS
Shares sold	2,366,209,717
Shares issued in reinvestment of distributions	150,035
Shares redeemed	(2,191,968,270)

Net increase	174,391,482

Class P
Shares sold	1,884,340,427
Shares issued in reinvestment of distributions	23
Shares redeemed	(1,828,755,518)

Net increase	55,584,932

Class RV
Shares sold	102,956,479
Shares issued in reinvestment of distributions	22
Shares redeemed	(88,785,402)

Net increase	14,171,099

Class RC (a)
Shares sold	88,769,776
Shares issued in reinvestment of distributions	18
Shares redeemed	(38,975,170)

Net increase	49,794,624

(a) For the period from March 26, 2001 (commencement of class operations) to February 28, 2002.

Combined Notes to Financial Statements (continued)

Institutional Money Market Fund

	Year Ended February 28,
	2002	2001

Class I
Shares sold	58,151,860,195	31,690,217,999
Shares issued in reinvestment of distributions	53,764,762	37,444,084
Shares redeemed	(53,176,656,747)	(29,312,054,316)

Net increase	5,028,968,210	2,415,607,767

Class AD (a)
Shares sold	44,176,712
Shares issued in reinvestment of distributions	320,244
Shares redeemed	(18,861,890)

Net increase	25,635,066

Class IN (a)
Shares sold	626,319,370
Shares issued in reinvestment of distributions	2,106,033
Shares redeemed	(504,579,138)

Net increase	123,846,265

Class IS
Shares sold	12,392,960,768	10,055,968,532
Shares issued in reinvestment of distributions	62,918,354	80,541,215
Shares redeemed	(11,817,676,006)	(9,576,177,877)

Net increase	638,203,116	560,331,870

Class P (a)
Shares sold	207,618,536
Shares issued in reinvestment of distributions	205,492
Shares redeemed	(52,411,327)

Net increase	155,412,701

Class RV (a)
Shares sold	150,850,450
Shares issued in reinvestment of distributions	9,625
Shares redeemed	(130,452,322)

Net increase	20,407,753

Class RC (a)
Shares sold	143,432,678
Shares issued in reinvestment of distributions	31,706
Shares redeemed	(111,335,262)

Net increase	32,129,122

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.

Combined Notes to Financial Statements (continued)

Institutional Municipal Fund

	Year Ended February 28,
	2002	2001

Class I
Shares sold	4,786,219,204	2,147,670,975
Shares issued in reinvestment of distributions	4,265,081	1,559,146
Shares redeemed	(4,321,221,169)	(1,930,358,208)

Net increase	469,263,116	218,871,913

Class AD (a)
Shares sold	49,675,417
Shares issued in reinvestment of distributions	59,197
Shares redeemed	(32,180,235)

Net increase	17,554,379

Class IN (a)
Shares sold	50,318,274
Shares issued in reinvestment of distributions	228,962
Shares redeemed	(44,321,730)

Net increase	6,225,506

Class IS
Shares sold	1,094,924,144	802,942,736
Shares issued in reinvestment of distributions	11,053,439	10,192,860
Shares redeemed	(968,088,715)	(489,871,880)

Net increase	137,888,868	323,263,716

Class P (a)
Shares sold	19,760,270
Shares issued in reinvestment of distributions	38,110
Shares redeemed	(9,925,515)

Net increase	9,872,865

Class RV (a)
Shares sold	1,000
Shares issued in reinvestment of distributions	13
Shares redeemed	0

Net increase	1,013

Class RC (a)
Shares sold	1,000
Shares issued in reinvestment of distributions	12
Shares redeemed	0

Net increase	1,012

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.

Combined Notes to Financial Statements (continued)

Institutional Treasury Fund

	Year Ended February 28,
	2002	2001

Class I
Shares sold	10,933,044,866	7,790,756,867
Shares issued in reinvestment of distributions	910,122	782,732
Shares redeemed	(10,278,767,966)	(7,693,466,848)

Net increase	655,187,022	98,072,751

Class AD (a)
Shares sold	4,770,626
Shares issued in reinvestment of distributions	23
Shares redeemed	0

Net increase	4,770,649

Class IN (a)
Shares sold	1,241,725
Shares issued in reinvestment of distributions	23
Shares redeemed	0

Net increase	1,241,748

Class IS
Shares sold	5,002,691,935	5,624,898,512
Shares issued in reinvestment of distributions	7,145,656	12,921,253
Shares redeemed	(4,674,260,602)	(5,594,460,991)

Net increase	335,576,989	43,358,774

Class P (a)
Shares sold	1,036,738,053
Shares issued in reinvestment of distributions	14
Shares redeemed	(772,014,464)

Net increase	264,723,603

Class RV (a)
Shares sold	204,929,274
Shares issued in reinvestment of distributions	4,121
Shares redeemed	(114,331,187)

Net increase	90,602,208

Class RC (a)
Shares sold	128,770,310
Shares issued in reinvestment of distributions	13
Shares redeemed	(86,496,044)

Net increase	42,274,279

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.

Combined Notes to Financial Statements (continued)

Institutional U.S. Government Fund

	Year Ended February 28,
	2002	2001

Class I
Shares sold	1,846,738,674	809,905,487
Shares issued in reinvestment of distributions	1,353,029	1,792,894
Shares redeemed	(1,620,358,100)	(558,823,683)

Net increase	227,733,603	252,874,698

Class AD (a)
Shares sold	1,000
Shares issued in reinvestment of distributions	24
Shares redeemed	0

Net increase	1,024

Class IN (a)
Shares sold	1,000
Shares issued in reinvestment of distributions	24
Shares redeemed	0

Net increase	1,024

Class IS
Shares sold	1,003,899,264	929,057,514
Shares issued in reinvestment of distributions	569,559	659,912
Shares redeemed	(924,643,368)	(802,163,773)

Net increase	79,825,455	127,553,653

Class P (a)
Shares sold	611,008,678
Shares issued in reinvestment of distributions	251
Shares redeemed	(432,555,528)

Net increase	178,453,401

Class RV (a)
Shares sold	39,878,306
Shares issued in reinvestment of distributions	15
Shares redeemed	(28,639,396)

Net increase	11,238,925

Class RC (a)
Shares sold	31,579,540
Shares issued in reinvestment of distributions	14
Shares redeemed	(25,320,064)

Net increase	6,259,490

(a) For the period from May 1, 2001 (commencement of class operations) to February 28, 2002.

Institutional 100% Treasury Fund

	Year Ended February 28,
	2002	2001

Class I
Shares sold	1,254,562,602	778,629,209
Shares issued in reinvestment of distributions	3,173,323	3,173,173
Shares redeemed	(1,087,826,015)	(895,646,878)

Net increase (decrease)	169,909,910	(113,844,496)

Class IS
Shares sold	1,480,872,880	830,729,554
Shares issued in reinvestment of distributions	1,676,429	2,034,621
Shares redeemed	(1,547,754,679)	(727,024,162)

Net increase (decrease)	(65,205,370)	105,740,013

Combined Notes to Financial Statements (continued)

6. SECURITIES TRANSACTIONS

The Institutional Treasury Fund loaned securities during the year ended February 28, 2002, to certain brokers. During the year ended February 28, 2002, the Fund earned $57,130 in income from securities lending.

On February 28, 2002, the cost of investments for federal income tax purposes of each Fund was the same as for financial reporting purposes.

As of February 28, 2002, the Funds had capital loss carryovers for federal income tax purposes as follows:

		Expiration
	Total	2004	2005	2006	2007	2008	2009

Institutional Money Market Fund	$4,265,748	$0	$0	$8,223	$238,898	$231,626	$3,787,001
Institutional Treasury Fund	2,456	384	0	2,072	0	0	0

Certain portions of the capital loss carryovers of the Institutional Money Market Fund and Institutional Treasury Fund were assumed as a result of acquisitions.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. The Institutional Money Market Fund has incurred and will elect to defer post October losses of $230,873.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets
Cash Management Fund	$24,031	0.01%
Institutional Money Market Fund	293,625	0.00%
Institutional Municipal Fund	63,338	0.00%
Institutional Treasury Fund	78,188	0.00%
Institutional U.S. Government Fund	15,830	0.00%
Institutional 100% Treasury Fund	19,005	0.00%

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended February 28, 2002, the Institutional Municipal Fund had average borrowings outstanding of $165,036 at a rate of 2.25% and paid interest of $3,765.

Independent Auditors’ Report

The Board of Trustees and Shareholders
Evergreen Select Money Market Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Institutional Money Market Fund (formerly, Evergreen Select Money Market Fund), Evergreen Institutional Municipal Money Market Fund (formerly, Evergreen Select Municipal Money Market Fund), Evergreen Institutional Treasury Money Market Fund (formerly, Evergreen Select Treasury Money Market Fund), Evergreen Institutional U.S. Government Money Market Fund (formerly, Evergreen Select U.S. Government Money Market Fund), Evergreen Institutional 100% Treasury Money Market Fund (formerly, Evergreen Select 100% Treasury Money Market Fund) and Evergreen Cash Management Money Market Fund, portfolios of the Evergreen Select Money Market Trust, as of February 28, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Evergreen Institutional Money Market Fund, the Evergreen Institutional Municipal Money Market Fund, the Evergreen Institutional Treasury Money Market Fund, and the Evergreen Institutional 100% Treasury Money Market Fund, the financial highlights for each of the years or periods in the two-year period ended February 28, 1999, were audited by other auditors, whose report dated April 12, 1999 expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Evergreen Select Money Market Trust as of February 28, 2002, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
April 5, 2002

Additional Information (unaudited)

For the fiscal year ended February 28, 2002, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax for Institutional Municipal Fund is 97.52%.

Board of Trustees

Name, Address and Date of Birth	Position with Trust	Begining Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Evergreen Funds

Institutional Money Market Funds
Institutional Money Market Fund
Institutional Municipal Money Market Fund
Institutional Treasury Money Market Fund
Institutional U.S. Government Money Market Fund
Institutional 100% Treasury Money Market Fund
Cash Management Money Market Fund
Money Market Funds
California Municipal Money Market Fund
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

State Municipal Bond Funds
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Municipal Bond Fund
Short-Intermediate Municipal Bond Fund
Intermediate Term Municipal Bond Fund

Short and Intermediate Term Bond Funds
Adjustable Rate Fund
Fixed Income Fund
Intermediate Term Bond Fund
Limited Duration Fund
Short-Duration Income Fund

Intermediate and Long Term Bond Funds
Core Bond Fund
Diversified Bond Fund
Fixed Income Fund II
High Yield Bond Fund
Income Plus Fund
Quality Income Fund
Select High Yield Bond Fund
Strategic Income Fund
U.S. Government Fund

540713 4/2002

Balanced Funds
Balanced Fund
Foundation Fund
Select Balanced Fund
Tax Strategic Foundation Fund
Growth and Income Funds
Blue Chip Fund
Equity Income Fund
Equity Index Fund

Growth and Income Fund
Small Cap Value Fund
Strategic Value Fund
Value Fund

Domestic Growth Funds
Aggressive Growth Fund
Capital Growth Fund
Core Equity Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund
Secular Growth Fund
Select Small Cap Growth Fund
Select Strategic Growth Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds
Health Care Fund
Technology Fund
Utility and Telecommunications Fund

Global and International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Bond Fund
International Growth Fund
Latin America Fund
Precious Metals Fund

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www.EvergreenInvestments.com
2001 Dalbar Mutual Fund Service Award Recipient: The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to those firms that exceed industry norms in key service areas. Evergreen was measured against 62 mutual fund service providers.

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Boston, MA 02116